As filed with the Securities and Exchange Commission on December 21, 2018

Securities Act File No. 333-
Investment Company Act File No. 811-23407

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.

YieldStreet Multi-Asset Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

597 Fifth Avenue, 6th Floor
New York, NY 10017
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Multi-Asset Fund Inc.
597 Fifth Avenue, 6th Floor
New York, NY 10017
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective (check appropriate box):    ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	25,000,000 shares	$10	$250,000,000	$30,300

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a) under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED DECEMBER 21, 2018

Minimum Offering of [   ] Shares
Maximum Offering of [   ] Shares

YieldStreet Multi-asset Fund Inc.

We are a newly-formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act”. As such, we are required to comply with certain regulatory requirements. See “Regulation” in our statement of additional information, or “SAI”. Our investment objective is to generate current income and, as a secondary objective, capital appreciation.

We intend to seek to achieve our investment objective by primarily investing in debt securities and other credit instruments, either directly or through separate investment structures or vehicles that provide us with exposure to such securities, which we refer to collectively as “Credit Investments”. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, and equipment financing, as well as instruments that are directly or indirectly secured by such assets, including in certain cases participation interests in the underlying loans, which we refer to as “Participation Interests”. In addition to Credit Investments, we may also selectively acquire equity or similar ownership interests in assets of the type underlying the Credit Investments we intend to target, including, without limitation, real estate, litigation financing, securitizations or structured investments and merchant cash advances secured by cash flow or future earnings, which we refer to as “Equity Investments”. We refer to our Credit Investments and Equity Investments together collectively as our “Investments”. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States.

In accordance with the foregoing strategies, we will generally seek to acquire Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments. See “Risk Factors – Risks Related to Our Investments”.

We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”. We are managed by YieldStreet Management, LLC, which is registered as an investment adviser with the Securities and Exchange Commission, or “SEC”, pursuant to the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” YieldStreet Management, LLC, which is wholly-owned and controlled by YieldStreet Inc., oversees the management of our activities and is responsible for making investment decisions for our portfolio. Both YieldStreet Management, LLC and YieldStreet Inc. are considered our affiliates. YieldStreet Management, LLC also serves as our administrator, and in such capacity will provide, or arrange for the provision of, the administration services necessary for us to operate.

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We are offering up to [     ] shares of our common stock (our “shares”) in this offering at an initial offering price of $10 per share. This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. The minimum permitted subscription amount will initially be $[10,000] of our shares, although we may waive or increase or decrease this minimum permitted subscription amount from time to time in our discretion. We will not sell any shares unless we raise gross offering proceeds of at least $[25] million, by one year from the date of this prospectus, which we refer to as the minimum offering requirement.

To purchase shares in this offering, you must establish an account through YieldStreet Inc.’s online investment portal (the “YieldStreet Investment Portal”), available at www.yieldstreet.com, and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also establish an account in your name at Evolve Bank & Trust (“Evolve Bank”), an FDIC insured bank (or any successor to Evolve Bank we may contract with), through the YieldStreet Investment Portal, which we refer to as your “YieldStreet Wallet.” Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Funds submitted into the YieldStreet Wallet will earn interest at the prevailing interest rate provided for therein, which, as of the date of this prospectus, is [2]%. Pending satisfaction of the minimum offering requirement, we will withdraw the subscription payment held in your YieldStreet Wallet upon acceptance of your subscription. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

We are offering our shares on a continuous basis at an initial offering price of $10 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our then current net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

Our shares have no history of public trading and will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. Our shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. We intend to, but are not obligated to, implement a share repurchase program, but only a limited number of shares will be eligible for repurchase by us. You will have no right to require us to repurchase your shares or any portion thereof. See “Share Repurchase Program.” Accordingly, you should consider that you may not have access to the money you invest until we complete a liquidity event, which may not occur until three years following the completion of this offering, if at all. This offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. The completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there is no assurance that we will complete a liquidity event within our proposed timeframe or at all. Accordingly, you may be unable to sell your shares and receive proceeds until at least three years following the closing of this offering. As a result of the foregoing, an investment in our shares is not suitable for investors that require short-term liquidity. See “Liquidity Strategy.”

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Investing in our shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. If our shares begin trading publicly and trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. See “Risk Factors” beginning on page 20 to read about the risks you should consider before buying our shares, including the risk of leverage.

We intend to continue to issue shares, which subjects your ownership percentage in us to dilution. See “Risk Factors—Your interest in us will be diluted if we issue additional shares.”

This prospectus sets forth concisely important information about us that a prospective investor should know before investing in our shares. Please read this prospectus before investing and keep it for future reference. We have filed with the SEC a statement of additional information dated as of the date of this prospectus, as may be amended (“SAI”), containing additional information about us. The SAI is incorporated by reference in its entirety into this prospectus. See “Available Information” for a listing of the contents of the SAI. We will also file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information and the SAI will be available free of charge by contacting us at 597 Fifth Avenue, 6th Floor, New York, New York, 10017, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreet.com. You may also access this information and the SAI through the YieldStreet Investment Portal, available at www.yieldstreet.com. The SEC also maintains a website at www.sec.gov that contains the SAI, and any amendments thereto, and other information regarding us.

Beginning on [January 1, 2021], as permitted by regulations adopted by the SEC, paper copies of our stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on the YieldStreet Investment Portal, available at www.yieldstreet.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from us electronically through the YieldStreet Investment Portal.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your stockholder reports by emailing us at investments@yieldstreet.com. Your election to receive reports in paper will apply to all funds held with us.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10	$[25,000,000]	$[ ]
Sales Load(2)	–	–	–
Proceeds to the Registrant and Other Persons(3)	$10	$[25,000,000]	$[ ]

(1)	Assumes all shares are sold at the initial offering price per share.
(2)	This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”
(3)	Before expenses incurred in connection with the offering and distribution of the shares offered hereby. We estimate that we will incur approximately $[•] of expenses in connection with this offering if the minimum number of shares is sold and approximately $[2.5] million of expenses if the maximum number of shares is sold.

Because you will pay estimated offering expenses of up to [1.00]% (assuming that the maximum number of shares is sold), if you invest $1,000 in our shares, $[990] of your investment will actually be used by us for investments. As a result, based on the initial public offering price of $10, you would have to experience a total return on your investment of [1.01]% in order to recover these expenses. See “Use of Proceeds.”

The date of this prospectus is [      ].

iv

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC, using a continuous offering process. We will endeavor to avoid interruptions in the continuous offering of our shares, including, to the extent permitted under the rules and regulations of the SEC, by filing an amendment to the registration statement with the SEC if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews such amendment, until the registration statement, as amended, is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our shares. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our shares.

Unless otherwise noted, the terms “we,” “us,” “our,”, the “Registrant” and the “Company” refer to YieldStreet Multi-Asset Fund Inc.; the terms “YieldStreet Management” and the “Adviser” refer to YieldStreet Management, LLC; the term “YieldStreet” refers to YieldStreet Inc., which wholly owns and controls the Adviser; and the term “Administrator” refers to YieldStreet Management when serving in its capacity as our administrator. In addition, in this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

YieldStreet Multi-Asset Fund Inc.

We are a newly-formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act”. As such, we are required to comply with certain regulatory requirements. See “Regulation” in our statement of additional information, or “SAI”. Our investment objective is to generate current income and, as a secondary objective, capital appreciation.

We intend to seek to achieve our investment objective by primarily investing in debt securities and other credit instruments, either directly or through separate investment structures or vehicles that provide us with exposure to such securities, which we refer to collectively as “Credit Investments”. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, and equipment financing, as well as instruments that are directly or indirectly secured by such assets, including in certain cases participation interests in the underlying loans, which we refer to as “Participation Interests”. In addition to Credit Investments, we may also selectively acquire equity or similar ownership interests in assets of the type underlying the Credit Investments we intend to target, including real estate, litigation financing, securitizations or structured investments and merchant cash advances secured by cash flow or future earnings, which we refer to as “Equity Investments”. We refer to our Credit Investments and Equity Investments together collectively as our “Investments”. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States.

In accordance with the foregoing strategies, we will generally seek to acquire Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments. See “Risk Factors – Risks Related to Our Investments”.

We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”. We are managed by YieldStreet Management, which is registered as an investment adviser with the Securities and Exchange Commission, or “SEC”, pursuant to the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” YieldStreet Management, which is wholly-owned and controlled by YieldStreet, oversees the management of our activities and is responsible for making investment decisions for our portfolio. Both YieldStreet Management and YieldStreet are considered our affiliates. YieldStreet Management also serves as our administrator, and in such capacity will provide, or arrange for the provision of, the administration services necessary for us to operate.

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About Our Adviser

We are managed by YieldStreet Management pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals including Michael Weisz, YieldStreet’s President and Chief Investment Officer, Volfi Mizrahi, YieldStreet’s Head of Originations, Mitchell Rosen, YieldStreet’s Director of Real Estate, Stefanos Fragos, YieldStreet’s Senior Credit Officer of Marine Finance and Milind Mehere, YieldStreet’s Chief Executive Officer. We refer to those investment professionals collectively as our “Senior Investment Professionals”. Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team”. Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Our Adviser also manages a series of private investment vehicles, and may in the future manage additional private or public investment vehicles, including additional registered investment companies, which we refer to collectively as the “YieldStreet Platform”. See “Risk Factors—Risks Related to our Adviser and Its Affiliates.” Many of the current and future investment vehicles on the YieldStreet Platform have and will have investment objectives and investment strategies that overlap with ours. As of [   ], the YieldStreet Platform had total capital under management of approximately $[ ] million.

Our Senior Investment Professionals have significant experience and an extensive track record of investing in the Investments we intend to target, including over [   ] years of collective experience evaluating, investing in and managing such Investments. In addition, our Adviser has access to certain finance, accounting, legal and administrative personnel of YieldStreet and may retain additional personnel as our activities expand. We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.

All final investment decisions must be approved by Messrs. Weisz and Mehere, who we consider to be our portfolio managers. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and relationship with our Adviser. See “Investment Advisory Agreement.”

Prior to satisfaction of our minimum offering requirement, we may enter into certain contingent funding agreements with one or more loan originators or other asset managers, who we refer to collectively as “Originators”, to acquire Investments from them to the extent we satisfy our minimum offering requirement and conduct our initial closing before a specified date set forth in each such agreement, which we refer to as “Contingent Funding Agreements”. While we have not identified any of the Originators with which we may enter into such Contingent Funding Agreements, we would expect each of them to fall within our investment objective and strategies described throughout this prospectus. Under such Contingent Funding Agreements, we would expect to have the right, but not the obligation, to fund the acquisition of the underlying Investment for a set period of time after we execute such agreement. We may also elect to utilize such Contingent Funding Agreements after we satisfy the minimum offering requirement in anticipation of subsequent closings.

Risk Factors

An investment in our shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our shares. The following are some of the risks an investment in us involves:

•	We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

•	Our Adviser has no prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective.

•	No public market will exist for our shares.

•	The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

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•	We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

•	Any significant disruption in service on the YieldStreet Investment Portal or in its computer systems could materially and adversely affect our ability to perform our obligations.

•	Changes in interest rates may affect our cost of capital and net investment income.

•	A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there may be uncertainty as to the value of our investments.

•	Investments in foreign investments may involve significant risks in addition to the risks inherent in investments.

•	Investment in loans and related Participation Interests are subject to unique risks.

•	Loan origination or purchase of Participation Interests may expose us to risk of losses resulting from default and foreclosure.

•	If we own debt that is junior to other secured debt, we could lose the entire value of our investment in such debt.

•	Changing interest rates and prepayment features may decrease the value of Credit Investments.

•	We may invest in assets with no or limited performance or operating history.

•	We are exposed to fraud through the Investments held in our portfolio.

•	We established the initial offering price for our shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of our assets.

•	We have not identified all of the specific investments that we will make with the proceeds from this offering and, except to the extent we have entered into any Contingent Funding Agreements in relation thereto, you will not have the opportunity to evaluate all such investments prior to purchasing our shares.

•	We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•	We may be unable to sell a sufficient number of shares for us to achieve our investment objective.

•	If we are unable to raise substantial funds, we will be limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets under-perform.

•	We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

•	Our ability to enter into transactions with our affiliates will be restricted.

•	Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

•	We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

•	If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

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•	Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect.

See “Risk Factors” beginning on page 20 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our shares.

Investment Strategy

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, and equipment financing, as well as instruments that are directly or indirectly secured by such assets, including in certain cases Participation Interests. In addition to Credit Investments, we may also selectively acquire Equity Investments. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States.

In accordance with the foregoing strategies, we will generally seek to acquire Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments. See “Risk Factors – Risks Related to Our Investments”.

Our Investment Team’s model is predicated on working with Originators who can provide access to potentially attractive investment opportunities and other deal flow. Our Investment Team works to identify and cultivate relationships with experienced Originators that they believe have significant experience in their specific asset class and have experience and a track record originating and servicing the types of loans we expect to target for investment. These Originators typically work with and perform due diligence on potential borrowers in connection with structuring and negotiating loans with them. These Originators also generally retain responsibility for servicing any loans they originate through their respective life cycles. Our Investment Team vets and conducts due diligence on potential Originators, including reviewing their background, credit and underwriting policies, evaluating their existing loan portfolio and performance and reviewing their business policies, among other things. Once an Originator has been vetted by our Investment Team, our Investment Team will then evaluate potential investment opportunities from that Originator that may be suitable for us and make investment decisions on a deal-by-deal basis. In addition, in certain circumstances where our Investment Team has in-house expertise or has partnered with an expert in a particular asset class, we will negotiate loans directly with borrowers. In such circumstances, those loans are typically serviced by an experienced third-party servicer. Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect.

We will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated Investments and secondary market Investments where price is the only negotiated point. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles on the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including the other investment vehicles comprising the YieldStreet Platform, only in accordance with existing regulatory guidance.

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To seek to enhance our returns and manage our liquidity needs, we expect to borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to investing and well-aligned with our investment strategy and portfolio composition. In determining whether and when to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook, taking into account our current liquidity needs and the relative maturity dates of our portfolio. The use of borrowed funds or the proceeds of preferred stock to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent to employing leverage.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our stockholders with limited liquidity, we intend to, but are not obligated to, conduct quarterly repurchase offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will initially be the only method of liquidity that we expect to offer, and you should not rely on any additional form of liquidity to develop or be provided, either through the development of a trading market for our shares or otherwise. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

Our shares are not currently listed on an exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever.

See “Investment Objective and Strategy” for additional information regarding our investment strategy.

Credit Investment Servicing

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider, which we refer to as a “Servicer”. Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. To the extent applicable, our Investment Team will monitor the performance of the Servicers to the Credit Investments we hold in our portfolio.

We generally expect the Servicer of a Credit Investment to provide updates on that Credit Investment and submit payments according to a payment schedule. In certain situations, such as in connection with a Credit Investment in litigation finance, while interest may continue to accrue, there may not be a periodic cash payment schedule and such Credit Investment’s payment amounts and timing may be dependent on certain events, such as settlement of a case. Our Investment Team relies on the Servicer of a Credit Investment to do the following tasks:

•	Collect payments in accordance with the schedule and disburse payments to us;

•	Notify us of any delays in payments and the reason for such delays;

•	Notify us of any non-compliance with a Credit Investment’s terms or covenants;

•	Conduct collateral review and verification, if necessary; and

•	Conduct onsite inspections and meetings, if necessary.

Our Investment Team will review servicing reports to ensure the disbursements to us are in accordance with the terms of the Credit Investment. Upon notification by the Servicer of an actual, pending or potential default or impairment (or in a pro-active fashion, if initiated by our Investment Team), our Investment Team will contact the Originator to obtain additional information on our investment. This may include direct conversations with the borrower. While the specific set of actions to be taken in any given scenario may change depending on the circumstances at the time of an actual, pending or potential default or impairment of the Credit Investment, our Investment Team and the Originator will generally discuss and agree upon default and/or impairment scenario contingency plans in advance of our investment in a Credit Investment, with subsequent follow up regarding potential action plans upon the occurrence of such an event. Potential actions to be taken, in coordination with the Originator, may include the following:

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•	developing a plan to regain compliance and/or negotiating a forbearance agreement;

•	potentially re-underwrite and restructure the loan to preserve capital and accelerate repayment; and

•	foreclosure on and liquidation of the collateral to preserve capital for the noteholders, including us.

Where we rely solely on Originators to service the Credit Investments and to maintain relationships with borrowers, our Investment Team does not necessarily have the servicing resources or wherewithal to cure any potential default or impairment of a Credit Investment. If the Investment Team believes that the Originator is not acting in the best interest of the Credit Investment, the Investment Team may appoint a back-up servicer in situations where it has discretion to do so. However, because we may buy Participation Interests and own only a portion of a Credit Investment, we may not be the majority owner or have the right to change the Originator.

Sale of Investments

We do not plan on acquiring Investments for the primary purpose of reselling such Investments in the ordinary course of business. However, we may sell Investments, or fractional interests in such Investments, when our Investment Team determines that it may be advantageous for us to do so, based upon then current interest rates, the length of time that the Investment has been held by us and our investment objective and strategies.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Established platform with seasoned investment professionals. We believe that we will benefit from the experience of our Investment Team in managing a variety of investment vehicles on the YieldStreet Platform, which includes focusing on sourcing, structuring, executing and monitoring a broad range of investments. We believe the members of our Investment Team possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities.

Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

Efficient tax structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net returns that are often greater than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness are not expected to be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

Disciplined, income-oriented investment philosophy. Our Adviser expects to employ an investment approach focused on current income, capital preservation and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions that could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss.

Unique, digital distribution channel. As a digital platform, the YieldStreet Investment Portal provides us with a means of distributing our shares without the expense of traditional distribution channels. While we may also utilize traditional distribution channels, we expect that the majority of our distribution efforts will be conducted through the YieldStreet Investment Portal.

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Plan of Distribution

We are offering up to [     ] shares in this offering at an initial offering price of $10 per share. This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. The minimum permitted subscription amount will initially be $[10,000] of our shares, although we may waive or increase or decrease this minimum permitted subscription amount from time to time in our discretion. We will not sell any shares unless we raise gross offering proceeds of at least $[25] million, by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, your subscription payment will be placed into an account in your name at Evolve Bank & Trust (“Evolve Bank”), an FDIC insured bank (or any successor to Evolve Bank we may contract with), pending release to us. We refer to the account established at Evolve Bank through the online investment portal maintained by our affiliate, YieldStreet, as your “YieldStreet Wallet”. Funds submitted into the YieldStreet Wallet will earn interest at the prevailing interest rate provided for therein, which, as of the date of this prospectus, is [2]%. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

We are offering our shares on a continuous basis at an initial offering price of $10 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our then current net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares. In addition, promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price.

In addition, a non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new offering price that is not more than 2.5% above our net asset value per share plus organizational and offering expenses. If, instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of organizational and offering expenses, which represents a premium to the net asset value per share of greater than 2.5%.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

To purchase shares in this offering, you must establish an account through YieldStreet’s online investment portal (the “YieldStreet Investment Portal”), available at www.yieldstreet.com, and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also have a YieldStreet Wallet. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, the full amount of your subscription payment will remain deposited in your YieldStreet Wallet. See “—How to Subscribe.”

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How to Subscribe

Investors seeking to purchase our shares must first establish an account on the YieldStreet Investment Portal and have a YieldStreet Wallet. To submit a subscription in connection with this offering, you must complete and execute a subscription agreement through the YieldStreet Investment Portal for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. By executing a subscription agreement via electronic signature through the YieldStreet Investment Portal, you make certain representations and warranties upon which we will rely in accepting subscriptions, attest that you meet the requirements as stated in the subscription agreement and agree to be bound by all of its terms. You must carefully read and execute the subscription Agreement.

Subscriptions will be effective only upon our acceptance, and we reserve the sole and absolute right to reject any subscription tendered for any reason or no reason, or to accept it in part only. Subscription agreements are non-cancelable and irrevocable by you and subscription funds are non-refundable for any reason, except with our express written consent or as expressly set forth herein or in the subscription agreement. You will only become a stockholder when we (i) countersign your subscription agreement, and (ii) withdraw the full amount of your subscription payment from your YieldStreet Wallet in payment for your shares. In addition, an approved trustee must process and forward to us any subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make Investments, with an emphasis on current income. Those Investments will primarily take the form of Credit Investments, including Participation Interests, and to a lesser extent Equity Investments. See “Investment Objective and Strategy.” The remainder we expect to be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or provide variation in our portfolio.

We estimate that it will take up to three to six months for us to substantially invest the net proceeds from each closing of this continuous offering, depending on the availability of attractive opportunities and market conditions. This timeframe may be shorter to the extent we enter into Contingent Funding Agreements prior to a closing. However, we can offer no assurance that we will be able to achieve this goal. Pending such use, we will invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our election to be taxed as a RIC. These securities may have lower yields than our other Investments and accordingly result in lower distributions, if any, by us during such period. See “Use of Proceeds.”

Share Repurchase Program

Our shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price.

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Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors unless, in the judgment of our Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first closing in such month for the sale of shares in this offering. We will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each stockholder and is not being made through this prospectus.

We will limit the number of shares to be repurchased in any calendar quarter to [20]% of the weighted average number of shares outstanding in the prior calendar year, or [5]% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, we intend to limit the number of shares to be repurchased during any calendar quarter to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

In connection with its consideration of whether to repurchase shares, our Board of Directors will consider any requests it has received from stockholders. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. Further, we will not be obligated to repurchase shares if doing so would violate restrictions on distributions under applicable federal or Maryland law prohibiting distributions that would cause us to fail to meet statutory tests of solvency. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

While we intend to conduct quarterly repurchase of our shares as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time. See “Share Repurchase Program.”

Liquidity Strategy

We intend to pursue a liquidity event for our stockholders within three years following completion of this offering. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things:

•	the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation;

•	a listing of our shares on a national securities exchange;

•	a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company;

•	the establishment of an active trading market for our shares through an affiliated or third-party broker dealer, or otherwise; or

•	self-decay of the underlying assets through repayment by borrowers.

We refer to the aforementioned scenarios as “liquidity events.” While our intention is to pursue a liquidity event within three years following the completion of this offering, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there can be no assurance that a suitable transaction or structure will be available or that market conditions will permit a liquidity event. As a result, a liquidity event may not occur within our projected timeframe or at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management considerations and the potential for stockholder liquidity.

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Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Advisory Fees

Our Adviser will be compensated for its services. Under the Investment Advisory Agreement, our Adviser is entitled to a Management Fee. The Management Fee is calculated at an annual rate of [2.0]% of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The Management Fee is payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. Our Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under our Investment Advisory Agreement, other than the Management Fee. See “Investment Advisory Agreement.”

Administration

We have also entered into an Administration Agreement with the Administrator under which the Administrator, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for us to operate. For providing these facilities and services to us, we have agreed to pay our Administrator an amount equal to [1.50]% per annum of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters, payable quarterly in arrears. Any administrative or operating expenses we may incur directly, exclusive of organizational and offering-related expenses, insurance-related expenses, registration fees, taxes, advisory fees payable under our Investment Advisory Agreement, interest payments, fees and expenses incurred in connection with leverage arrangements and independent director fees, will reduce the amount payable to our Administrator under our Administration Agreement. Under the Administration Agreement, among other services and items provided, the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. The Administrator also serves as our Adviser. See “Administration Agreement.”

Conflicts of Interest

Our Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•	The directors, officers and other personnel of our Adviser and its affiliates allocate their time between advising us and our Adviser in connection with identifying investment opportunities and making investment recommendations, and between managing other investment activities and business activities in which they may be involved, including managing the other investment vehicles comprising the YieldStreet Platform;

•	The compensation payable by us to our Adviser and other affiliates will be approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law, the 1940 Act and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•	We may compete with certain affiliates for investment opportunities, including other investment vehicles on the YieldStreet Platform, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to us or on our behalf;

•	Regardless of the quality of the assets acquired or the services provided to us, or whether we make distributions to our stockholders, our Adviser will receive Management Fees and reimbursement of routine non-compensation overhead expenses in connection with the management of our portfolio;

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•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients (if any) for which our Adviser provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•	Our Adviser and its respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours;

•	YieldStreet and its affiliates may have existing business relationships or access to material, non-public information that would prevent our Adviser from recommending certain investment opportunities that would otherwise fit within our investment objective;

•	Our Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser or its affiliates. Affiliates of our Adviser have no obligation to make their originated investment opportunities available to us; and

•	To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including current and future investment vehicles on the YieldStreet Platform. However, there can be no assurance when or if we will obtain such exemptive relief. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate investment opportunities for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Available Information

Following the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 597 Fifth Avenue, 6th Floor, New York, New York, 10017, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreet.com. You may also access these reports through the YieldStreet Investment Portal, available at www.yieldstreet.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part. See “Available Information.”

Distributions

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a quarterly basis beginning no later than the end of the first full calendar quarter after the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using weekly record dates with each stockholder eligible to receive distributions beginning the week we accept the stockholder’s subscription for our shares. From time to time, we may also pay interim special distributions in cash or in our shares at the discretion of our Board of Directors. For example, our Board of Directors may periodically declare share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price below net asset value per share. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment. Each year a statement on Form 1099-DIV identifying the source of the distribution will be delivered to our stockholders. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”

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We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.

Distribution Reinvestment Plan

We intend to adopt an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan.” No commissions or fees will be assessed pursuant to our distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in our distribution reinvestment plan and do not receive such dividends in the form of cash.

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 597 Fifth Avenue, 6th Floor, New York, New York, 10017. YieldStreet maintains the YieldStreet Investment Portal, available at www.yieldstreet.com. Information contained on this website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “YieldStreet Multi-Asset Fund Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales Load(2)	—
Offering expenses(3)	[1.00]%
Distribution reinvestment plan fees(4)	—
Total stockholder transaction expenses	[1.00]%

Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management Fee(5)	[ ]%
Interest payments on borrowed funds(6)	[ ]%
Other expenses(7)	[ ]%
Total Annual Expenses	[ ]%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)(6)	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1) Amount assumes that we sell $[ ] million worth of our shares during the following twelve months, that our net offering proceeds from such sales equal $[            ], that our average net assets during such period equal one-half of the net offering proceeds, or $[             ], and that we do not borrow funds during such period. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $[  ] worth of our shares during the following twelve months.

(2) This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”

(3) Amount reflects maximum offering expenses to be paid by us of up to $[    ] if we raise $[  ] in gross proceeds. If we sell the maximum number of shares, we estimate we will incur offering expenses of [  ]% of gross offering proceeds.

(4) The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(5) Our Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of [2.0]% of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The figure in the table is calculated assuming that we sell $[  ] million of our shares, and assumes that will incur $[  ] million of leverage. See “Investment Advisory Agreement—Advisory Fees.”

(6) We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares until the proceeds of the initial closing of this offering are substantially invested in accordance with our investment objective. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes that we borrow $[  ] million for investment purposes at an assumed interest rate of [   ]% per annum.

(7) Pursuant to our Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate in exchange for an amount equal to [1.50]% per annum of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters, payable quarterly in arrears. Any administrative or operating expenses we may incur directly, exclusive of organizational and offering-related expenses, insurance-related expenses, registration fees, taxes, advisory fees payable under our Investment Advisory Agreement, interest payments, fees and expenses incurred in connection with leverage arrangements and independent director fees, will reduce the amount payable to our Administrator under our Administration Agreement.

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The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The foregoing table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. While the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

COMPENSATION OF THE INVESTMENT ADVISER

We compensate our Adviser for the investment and management of our assets. The most significant items of compensation, fees and other payments that we expect to pay to the Adviser and its affiliates are included in the table below.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ([ ] Shares)(1)

Reimbursement to Our Investment Adviser

Other organization and offering expenses(3)	We reimburse our Adviser for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause accountable due diligence expenses and the other organizational and offering expenses borne by us to exceed [10.00]% of the gross offering proceeds as the amount of proceeds increases. If we issue the maximum amount offered, we estimate that these expenses would be $[2.5] million, or [1.00]% of the gross offering proceeds.	$[ ] million

Investment Adviser Fees

Management Fee	The Management Fee is calculated at an annual rate of [2.0]% of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The Management Fee is payable quarterly in arrears. The Management Fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as our Adviser shall determine.	$[ ] million annually

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Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ([ ] Shares)(1)

Other Expenses

Other operating expenses	Pursuant to our Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate in exchange for an amount equal to [1.50]% per annum of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters, payable quarterly in arrears. Any administrative or operating expenses we may incur directly, exclusive of organizational and offering-related expenses, insurance-related expenses, registration fees, taxes, advisory fees payable under our Investment Advisory Agreement, interest payments, fees and expenses incurred in connection with leverage arrangements and independent director fees, will reduce the amount payable to our Administrator under our Administration Agreement.	$[ ] million annually

(1)	Assumes all shares are sold at the initial offering price of $10 per share.
(2)	This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions charged in connection with the sale of the shares offered pursuant to this prospectus.
(3)	The organizational and offering-related expense reimbursement consists of costs incurred by our Adviser and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our selected broker-dealers, marketing expenses, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by our Adviser.

The advisory fees payable to our Adviser are not based on the performance of our investments. See “Investment Advisory Agreement” in this prospectus and “Certain Relationships and Related Party Transactions” in the SAI for a more detailed description of the fees and expenses payable to our Adviser and the conflicts of interest related to these arrangements. A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement, of which this prospectus forms a part.

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QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business and this offering.

Q:           What is a “RIC”?

A:           A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income or capital gains that it distributes to its stockholders from its taxable earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:           Who will choose which investments to make?

A:           All final investment decisions must be approved by Messrs. Weisz and Mehere, who we consider to be our portfolio managers. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and relationship with our Adviser and, beginning with the second anniversary of the date of the Investment Advisory Agreement, will annually review the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement.”

Q:           What is the experience of our Adviser?

A:           Our investment activities are managed by our Adviser, which oversees the management of our activities and the day-to-day management of our investment operations. Our Adviser’s professionals have significant experience across private lending and private equity investing, including experience advising and managing the other investment vehicles that comprise the YieldStreet Platform. See “Management” and “Portfolio Management” for more information on the experience of our Adviser’s professionals.

Q:           How long will this offering last?

A:           This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. Your ability to purchase shares and submit shares for repurchase will not be affected during this time. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

Q:           What happens if you do not raise a minimum of $[25] million in this offering?

A:           We will not sell any shares unless we receive a minimum of $[25] million in cash for our shares, all of which must be from persons who are not affiliated with us or our Adviser, by one year from the date of this prospectus. Purchases by our directors, officers and any affiliates of us or our Adviser will not count toward meeting this minimum threshold. Pending satisfaction of this condition, your full subscription payment will remain in your YieldStreet Wallet. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

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Q:           Will I receive a share certificate?

A:           No. Our Board of Directors has authorized the issuance of our shares without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all of our shares will be issued in book-entry form only through our transfer agent, [     ]. The use of book-entry registration protects against loss, theft or destruction of share certificates and reduces the offering costs. A stockholder may view on the YieldStreet Investment Portal a record of the shares such stockholder owns and may print copies for its records. It is possible that at some point in the future, the shares may be eligible for clearance and settlement through a national clearing agency, which is an entity that acts as an intermediary in making payments or deliveries or both in connection with securities transactions and may permit the settlement of securities transactions without the physical delivery of subscription applications.

Q:           How do I subscribe for shares?

A:           To purchase shares in this offering, you must establish an account through the YieldStreet Investment Portal and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also have a YieldStreet Wallet and fund the full amount of your subscription payment at the time you submit your subscription. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, the full amount of your subscription payment will remain deposited in your YieldStreet Wallet. You will only become a stockholder when we (i) countersign your subscription agreement, and (ii) withdraw the full amount of your subscription payment from your YieldStreet Wallet in payment for your shares. See “—How to Subscribe.”

Q:           Is there any minimum initial investment required?

A:           Yes. To purchase shares in this offering, you must purchase the minimum permitted subscription amount, which will initially be $[10,000], although we may waive or increase or decrease this minimum permitted subscription amount from time to time in our discretion. Once you have satisfied the minimum initial subscription requirement, any additional purchases of our shares in this offering must be in amounts of at least $[    ] except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:           Can I invest through my IRA, Keogh, 401(k) Plan or other Self-Directed Employee Benefit Plan?

A:           Yes, if we have an existing arrangement with the trustee or Custodian, as applicable, of your particular IRA or employee benefit plan. The trustee or Custodian, as applicable, must process and forward to us subscriptions made through IRAs, Keogh plans, 401(k) plans and other self-directed employee benefit plans and the cash to be invested. In the case of investments by IRAs, Keogh plans, 401(k) plans and other self-directed employee benefit plans, we will send the confirmation and notice of our acceptance to the trustee or Custodian, as applicable. Please be aware that in purchasing shares, the individual directing such investment may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or Custodian of an investing IRA or employee benefit plan should determine that such an investment would be permissible under the governing instruments of such IRA or employee benefit plan and applicable law.

Q:           How will the payment of fees and expenses affect my invested capital?

A:           The payment of fees and expenses will reduce the funds available to us for investments and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares.

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Q:           Will the distributions I receive be taxable?

A:           Cash distributions by us generally are taxable to U.S. stockholders as either dividend income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable.

Q:           When will I get my detailed tax information?

A:           We (or the applicable withholding agent) will provide to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts to be included in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:           Will I be notified on how my investment is doing?

A:           Following the effectiveness of the registration statement, of which this prospectus forms a part, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at 597 Fifth Avenue, 6th Floor, New York, New York, 10017, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreet.com. You may also access these reports through the YieldStreet Investment Portal. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part. See “Available Information.”

Q:           Will I be able to sell my shares in a secondary market?

A:           Our shares are not currently listed on an exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Because of the lack of a trading market for our shares, holders of shares may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q:           Are there any restrictions on the transfer of shares?

A:           No, provided that you comply with certain conditions to transfer set forth in the subscription agreement, including that the recipient has an existing YieldStreet Wallet. Shares will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. However, our shares are not listed on an exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. We intend to institute a share repurchase program, but we will limit the number of shares that we will offer to repurchase. As a result, your ability to sell your shares will be limited and you may not receive a full return of invested capital upon selling your shares. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors—Risks Related to an Investment in Our Shares.”

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Q:           Will I otherwise be able to liquidate my investment?

A:           We intend to pursue a liquidity event for our stockholders within three years following completion of this offering. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company or (4) the establishment of an active trading market for our shares through an affiliated or third-party broker dealer, or otherwise. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to pursue a liquidity event within three years following the completion of this offering, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there can be no assurance that a suitable transaction or structure will be available or that market conditions will permit a liquidity event. As a result, a liquidity event may not occur within our projected timeframe or at all.

Q:           Who can help answer my questions?

A:           If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact us at:

YieldStreet Multi-Asset Fund Inc.

597 Fifth Avenue, 6th Floor
New York, NY 10017

Attention: Investor Services

Phone: (844) 943-5378

Email: investments@yieldstreet.com

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RISK FACTORS

Investing in our shares involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

We have not identified all of the specific investments that we will make with the proceeds from this offering and, except to the extent we have entered into any Contingent Funding Agreements in relation thereto, you will not have the opportunity to evaluate all such investments prior to purchasing our shares.

Neither we nor our Adviser has presently identified, made investments in or contracted to make any investments, except to the extent we have entered into any Contingent Funding Agreements. As a result, except to the extent we have entered into any Contingent Funding Agreements, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our shares. You must rely on our Adviser and our Board of Directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing our shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective.

We were formed on December 17, 2018 and will not commence operations until we receive gross proceeds of $[25] million, all of which must be from persons who are not affiliated with us or our Adviser, which we refer to as meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our shares could decline substantially.

Our Board of Directors may change our investment objective by providing our stockholders with 60 days’ prior notice, or may modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. In addition to Credit Investments, we may also selectively acquire Equity Investments. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days’ prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.

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Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Both the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Administrator.

We may face increasing competition for investment opportunities in Investments, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Investments. As a result of these new entrants, competition for investment opportunities in Investments may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Credit Investments is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.

Payment-in-kind (“PIK”) interest payments we receive will increase our assets under management and, as a result, will increase the amount of Management Fees payable by us to our Adviser.

Certain of our Investments may contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the Management Fee that we pay to our Adviser is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the Management Fee payable by us.

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To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our Investments may include original issue discount (“OID”) instruments and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	OID accruals may create uncertainty about the source of our distributions to stockholders;

•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

•	OID and PIK instruments may represent a higher credit risk than coupon loans.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.

Under the 1940 Act, we are required to carry our Investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there will not be a public market for the investments that we intend to make. Our Investments are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these Investments quarterly at fair value as determined in good faith by our Board of Directors. Certain factors that may be considered in determining the fair value of our Investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of Investments in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our board or directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the Investments in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation—Senior Securities” in the SAI.

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The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

We intend, subject to change by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a quarterly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, and the Investments in which we intend to invest, will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial regulation on us remains uncertain.

In light of recent prior conditions in the U.S. and global financial markets and the U.S. and global economy, legislators and regulators remain focused on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” institutes a wide range of reforms that have had an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will continue to be implemented over time, most of which continue to be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will continue to be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition remains unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be adverse to us and our stockholders.

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We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the Investments we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our Investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

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We will not generally be able to issue and sell our shares at a price below net asset value per share. We may, however, sell our shares at a price below the then-current net asset value per share if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as Management Fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

We rely on third-parties and FDIC-insured banks to process transactions through the YieldStreet Investment Portal.

We rely on third-party and FDIC-insured depository institutions to process our transactions through the YieldStreet Investment Portal, including payments on Investments. Under the ACH rules, if we experience a high rate of reversed transactions (“chargebacks”), YieldStreet may be subject to sanctions and potentially disqualified from using the system to process payments. In addition, if for any reason, YieldStreet’s third-party vendor and/or FDIC-insured bank that processes transactions, were no longer able to do so, we would be required to transition such services. In such event, we could experience significant delay in our ability to process payments timely and our ability to receive payments on our Investments will be delayed or impaired.

If the security of your confidential information stored on the YieldStreet Investment Portal’s systems is breached or otherwise subjected to unauthorized access, your secure information may be stolen.

The YieldStreet Investment Portal may store your bank information and other personally-identifiable sensitive data. The YieldStreet Investment Portal is compliant with payment card industry security standards and uses daily security monitoring services and intrusion detection services monitoring malicious behavior. However, any willful security breach or other unauthorized access could cause your secure information to be stolen and used for criminal purposes, and you would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the YieldStreet Investment Portal and our third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause you and Originators and/or borrowers to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, would harm our reputation, resulting in a loss of stockholders, and the value of your investment in the shares could be adversely affected.

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Any significant disruption in service on the YieldStreet Investment Portal or in its computer systems could materially and adversely affect our ability to perform our obligations.

If a catastrophic event resulted in a YieldStreet Investment Portal outage and physical data loss, our ability to perform our obligations would be materially and adversely affected. The satisfactory performance, reliability, and availability of the YieldStreet Investment Portal’s technology and its underlying hosting services infrastructure are critical to our operations, level of customer service, reputation and ability to attract new stockholders and retain existing stockholders. The YieldStreet Investment Portal’s hosting services infrastructure is provided by a third-party hosting provider (the “Hosting Provider”). The YieldStreet Investment Portal also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the YieldStreet Investment Portal website will be uninterrupted, error-free or secure. The YieldStreet Investment Portal’s operations depend on the Hosting Provider’s ability to protect its and the YieldStreet Investment Portal’s systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm our systems, criminal acts and similar events. If the YieldStreet Investment Portal’s arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, an interruption in service as well as delays and additional expense in arranging new facilities could be experienced. Any interruptions or delays in the YieldStreet Investment Portal’s service, whether as a result of an error by the Hosting Provider or other third-party error, YieldStreet’s error, natural disasters or security breaches, whether accidental or willful, could harm our ability to perform any services with respect to Investments or maintain accurate accounts, and could harm our relationships with our stockholders and our reputation. Additionally, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur. Our disaster recovery plan has not been tested under actual disaster conditions, and there would be some delay in recovering data and services in the event of an outage at a facility operated by the Hosting Provider. In addition, there is no guarantee that all data would be recoverable. These factors could prevent us from processing or posting payments on the Investments, divert employees’ attention and damage our brand and reputation.

Risks Related to an Investment in Our Shares

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price is equal to or greater than the net asset value of our shares. As a result, in the event of an increase to our net asset value per share, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares if our Board of Directors does not decrease the offering price in the event of a decline to our net asset value per share.

After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each closing date to ensure that the sales price is equal to or greater than the net asset value of our shares. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your shares if our Board of Directors does not decrease the offering price. A non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share, plus organizational and offering expenses. If instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share which represents a premium to the net asset value per share of greater than 2.5%. See “Plan of Distribution.”

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If we are unable to raise substantial funds, we will be limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets under-perform.

Even though we have established a minimum size of our offering necessary for us to utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a relatively diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. We intend to pursue a liquidity event for our stockholders within three years following completion of this offering. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. Our Board of Directors, in the exercise of its fiduciary duty to our stockholders, may determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in the best interests of our stockholders. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company or (4) the establishment of an active trading market for our shares through an affiliated or third-party broker dealer, or otherwise. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program. However, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there can be no assurance that we will complete a liquidity event within our proposed timeframe or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for our stockholders. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, and the potential for stockholder liquidity. If our shares are listed, we cannot assure you that a public trading market will develop. Further, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

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No public market will exist for our shares.

Our securities are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, stockholders will not be able to liquidate their investment prior to a liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

We intend to pursue a liquidity event for our stockholders within three years following completion of this offering. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, (3) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company or (4) the establishment of an active trading market for our shares through an affiliated or third-party broker dealer, or otherwise. However, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there can be no assurance that we will complete a liquidity event within our proposed timeframe or at all. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

We established the initial offering price for our shares on an arbitrary basis, and the initial offering price may not accurately reflect the value of our assets.

The price of our shares prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the initial offering price may be higher than the value of our investments.

We may be unable to sell a sufficient number of shares for us to achieve our investment objective.

There is no assurance that we will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a relatively broad portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement, we intend to commence repurchase offers to allow you to sell us your shares on a quarterly basis at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan, although at the discretion of our Board of Directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares; (2) we will not repurchase shares in any calendar year in excess of [20]% of the weighted average number of shares outstanding in the prior calendar year, or [5]% in each quarter; and (3) to the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our Board of Directors may amend, suspend or terminate the repurchase program upon [30] days’ notice. We will notify you of such developments (1) in our quarterly reports or (2) by delivering notice to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

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The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event a stockholder chooses to participate in our share repurchase program, the stockholder will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although a stockholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a stockholder seeks to sell shares to us as part of our periodic share repurchase program, the stockholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we first obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in Investments meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in Investments meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in Investments meeting our investment objective.

Your interest in us will be diluted if we issue additional shares.

Potential investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares. Pursuant to our charter, a majority of our entire Board of Directors may amend our charter to increase the number of authorized shares without stockholder approval. After an investor purchases shares, our Board of Directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or investment personnel of our Adviser. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

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Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our charter classifies our Board of Directors into three classes, serving staggered three-year terms, and provides that a director may be removed only for “cause,” as defined in our charter, and then only by the affirmative vote of at least 75% of the votes entitled to be cast generally in the election of directors, voting together as a single class.

Under our charter, certain charter amendments and certain transactions such as a merger, conversion of the Company to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter, unless the matter has been approved by at least 75% of our “continuing directors,” as defined in our charter. Additionally, our Board of Directors may, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our Board of Directors may, without stockholder action, amend our charter to increase the number of our shares of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our shares the opportunity to realize a premium over the value of our shares.

We entered into a royalty-free license to use the name “YieldStreet Multi-Asset Fund Inc.” which may be terminated if our Adviser is no longer our investment adviser.

We entered into a royalty-free license agreement with our Adviser. Under this agreement, our Adviser has granted us a non-exclusive license to use the name “YieldStreet Multi-Asset Fund Inc.” Under the license agreement, we will have the right to use the “YieldStreet Multi-Asset Fund Inc.” name for so long as our Adviser remains our investment adviser.

Risks Related to Our Adviser and Its Affiliates

Our Adviser has no prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective.

While members of the Adviser’s management team have significant experience investing in the types of Investments we intend to target, our Adviser is a new entity and has no prior entity experience managing a registered closed-end management investment company or a RIC. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Adviser has no experience managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder our Adviser’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

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Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow our Adviser to earn increased Management Fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of Management Fees payable to our Adviser.

Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

Our Adviser’s professionals serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, but not limited to, the management of other investment vehicles on the YieldStreet Platform. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.

We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including the management of other investment vehicles on the YieldStreet Platform. As a result, we may compete with any such investment entity for the same investors and investment opportunities. If we are able to obtain exemptive relief from the SEC, we may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations promulgated thereunder. There is no assurance that we will obtain such relief. In the event that the SEC does not grant us relief, we could be limited in our ability to invest in certain investments in which our Adviser or any of its affiliates are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by our Adviser or its affiliates prior to receipt of such relief unless we co-invest in accordance with existing regulatory guidance. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to affiliates of our Adviser.

To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

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Risks Related to Our Investments

Investments in foreign investments may involve significant risks in addition to the risks inherent in investments.

Our investment strategy may involve Investments issued by foreign entities, including foreign borrowings or assets controlled by foreign entities. Investing in foreign entities may expose us to additional risks not typically associated with investments in U.S. issuers, or in assets controlled by U.S. issuers or located in the U.S. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing creditors’ rights in foreign jurisdictions.

Although we expect that most of our Investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

Usury laws may affect the Credit Investments.

Certain states where collateral related to our Credit Investments are located have usury laws in place that limit the maximum interest rate of an underlying loan. At times, these laws may effectively affect payments by preventing the recovery of certain payment amounts. Further, usury laws may be subject to change at the hands of state legislators. If a borrower were to succeed in bringing a claim against a lender of record for a state law usury violation, and the court were to find that the rate charged exceeded the maximum allowable rate applicable in such state, not only would the underlying Credit Investment not receive the anticipated full value of its loan investment, but we could be subject to fines and other penalties if we were the lender of record.

The Participation Interests are unsecured and participants have limited rights.

We will hold many of our assets in Participation Interests or other indirect economic interests in loans or other debt assets. In such circumstances, we will not directly own the debt assets underlying such Participation Interests or other economic interests and/or have custody thereof. While the originating lender’s interest is secured by the assets pledged to the underlying loan from which the Participation Interest stems, the Participation Interests held by us are not directly secured by the same assets. As such, if the originating lender becomes insolvent, then our Participation Interests could be superseded by the senior creditors of the originating lender and we and our stockholders may lose some or all of their investment or payment thereon could be substantially delayed.

In addition, as an owner of Participation Interests or other indirect economic interests (including as a member of a loan syndicate), we may not be able to assert any rights against borrowers of the underlying indebtedness, and may need to rely on the holder/custodian (or other financial institution) issuing the Participation Interests or such other entity charged with the responsibility for asserting such rights, if any. Such holders/custodians and financial institutions or other entities may have reasons not to assert their rights, whether due to a limited financial interest in the outcome, other relationships with the underlying defaulting borrowers, the threat of potential counterclaims or other reasons, that may diverge from our interests. The failure of such holders/custodians and financial institutions or other entities to assert their rights (on our behalf) or the insolvency of such entities could materially adversely affect the value of our assets.

Investment in loans and related Participation Interests are subject to unique risks.

Our investments will include investments in loans and related Participation Interests. These obligations are subject to unique risks, including, (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability to directly enforce rights with respect to participations, and (v) possible claims for the return of some or all payments in a debt made within 90 days (and in some cases, within one year) of the date that the issuer’s/borrower’s insolvency came under Title 11 of the United States Code (the “Bankruptcy Code”) and under certain state laws. In analyzing each loan or participation, our Adviser will compare the relative significance of the risks against the expected benefits of the investment. Any loss incurred as a result of these risks may be significant and adversely affect our performance.

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Some of the Credit Investments purchased by us will be or will become non-performing, which could significantly and adversely affect our performance.

It is anticipated that some of the Credit Investments that we will purchase will be or become non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the Credit Investments. By their nature, these investments will involve a high degree of risk. Such non-performing loans (“NPLs”) may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of the principal of the loan and/or the deferral of payments. Commercial and industrial loans in workout and/or restructuring modes and the bankruptcy or insolvency laws of non-U.S. jurisdictions are subject to additional potential liabilities, which may exceed the value of our original investment. For example, borrowers often resist foreclosure on collateral by asserting numerous claims, counterclaims and defenses against the holder of loans, including lender liability claims and defenses, in an effort to delay or prevent foreclosure. Even assuming that the collateral securing each loan provides adequate security for the loans, substantial delays could be encountered in connection with the liquidation of NPLs. In the event of a default by a borrower, these restrictions as well as the ability of the borrower to file for bankruptcy protection, among other things, may impede the ability to foreclose on or sell the collateral or to obtain net liquidation proceeds sufficient to repay all amounts due on the related loan. Under certain circumstances, payments earned from these NPLs may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Bankruptcy laws may delay our ability to realize on collateral for loan positions held by us or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the Bankruptcy Code. Any loss incurred on these types of investments may be significant and adversely affect our performance.

Loan origination or purchase of Participation Interests may expose us to risk of losses resulting from default and foreclosure.

Although we expect to invest in Credit Investments that are directly or indirectly secured by collateral, we may be exposed to losses resulting from default and foreclosure of any such Credit Investments in which we have invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of our investments. No guarantee can be made regarding the adequacy of the protection of our security in the Credit Investments in which we invest. Moreover, in the event of foreclosure or default, we may assume direct ownership of any assets collateralizing such defaulted Credit Investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such Credit Investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such Credit Investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Our claims against a borrower may be subject to equitable subordination to other claims against the borrower.

Under the laws of certain jurisdictions, a court may use its equitable powers to subordinate the claim of a lender to some or all of the other claims against the borrower under certain circumstances. The concept of equitable subordination is that a claim may normally be subordinated only if its holder is guilty of some misconduct. The remedy is intended to be remedial, and not penal. In determining whether equitable subordination of a claim is appropriate in any given circumstance, courts may look to whether the following conditions have been satisfied: (i) whether the claimant has engaged in some type of inequitable conduct; (ii) whether the misconduct has resulted in injury to the creditors of the bankrupt company or conferred an unfair advantage on the claimant; and (iii) whether equitable subordination would be inconsistent with other applicable provisions of the Bankruptcy Code. While the stated test could be interpreted broadly, equitable subordination is usually confined to three general paradigms: (x) when a fiduciary of the debtor (who is also a creditor) misuses its position to the detriment of other creditors; (y) when a third party (which can include a lender) controls the debtor to the disadvantage of other creditors; and (z) when a third party actually defrauds other creditors. We may be subject to claims from creditors of an obligor that debt assets of such obligor which are held by us should be equitably subordinated. The concept of equitable subordination (or the equivalent thereof) may vary from jurisdiction to jurisdiction. To the extent the concept of equitable subordination were to apply to an originating lender of a loan in which we have acquired a Participation Interest, we could be adversely affected.

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Recharacterization of a claim under the Bankruptcy Code could adversely affect us.

Under the Bankruptcy Code, a court may use its equitable powers to “recharacterize” the claim of a lender, i.e., notwithstanding the characterization by the lender and borrower of a loan advance as a “debt,” to find that the advance was in fact a contribution in exchange for equity. Typically, recharacterization occurs when an equity holder asserts a claim based on a loan made by the equity holder to the borrower at a time when the borrower was in such poor financial condition so that other lenders would not make such a loan. In effect, a court that recharacterizes a claim makes a determination that the original circumstance of the contribution warrants treating the holder’s advance not as debt but rather as equity. In determining whether recharacterization is warranted in any given circumstance, courts may look at the following factors: (i) the names given to the instruments (if any) evidencing the indebtedness; (ii) the presence or absence of a fixed maturity or scheduled payment; (iii) the presence or absence of a fixed rate of interest and interest payments; (iv) the source of repayments; (v) the adequacy or inadequacy of capital; (vi) the identity of interest between the creditor and the equity holders; (vii) the security (if any) for the advances; (viii) the borrower’s ability to obtain financing from outside lending institutions; (ix) the extent to which the advances were subordinated to the claims of outside creditors; (x) the extent to which the assets were used to acquire capital assets; and (xi) the presence or absence of a sinking fund to provide for repayment. These factors are reviewed under the circumstances of each case, and no one factor is controlling. We may be subject to claims from creditors of an obligor that debt obligations of such obligor held by us should be recharacterized. We could be adversely affected whether we were the lender of record or we acquired a Participation Interest in a loan that was subject to recharacterization.

If we own debt that is junior to other secured debt, we could lose the entire value of our investment in such debt.

We may originate or invest in secured debt issued by companies that have or may incur additional debt that is senior to the secured debt owned by us. In many instances, loans made by us may be part of a unitranche structure in which a single lien on behalf of all the lenders in the structure will be filed against the assets of the borrower(s) if the lenders holding the different tranches of debt (including us) will contractually agree to their respective priorities in those assets. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of any such company, the owners of senior secured debt (i.e., the owners of first priority liens), including in a unitranche structure through the contractual agreements between the lenders, generally will be entitled to receive proceeds from any realization of the secured collateral until they have been reimbursed. At such time, the owners of junior secured debt (including, in certain circumstances, us) will be entitled to receive proceeds from the realization of the collateral securing such debt. There can be no assurances that the proceeds, if any, from the sale of such collateral would be sufficient to satisfy the loan obligations secured by subordinate debt instruments. To the extent that we own secured debt that is junior to other secured debt, we may lose the value of our entire investment in such secured debt.

Changing interest rates and prepayment features may decrease the value of Credit Investments.

We may invest in fixed interest rate Credit Investments. The value of fixed interest rate Credit Investments generally has an inverse relationship with future interest rates. Accordingly, if interest rates rise, the value of such instruments may decline. In addition, to the extent that the assets underlying specific financial instruments may be prepaid without penalty or premium, the value of such financial instruments may be negatively affected by increasing prepayments. Such prepayments tend to occur more frequently as interest rates decline.

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We may invest in assets with no or limited performance or operating history.

We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve the returns which the Adviser is seeking to achieve given the term, risk and liquidity of such investment. Consequently, our profitability, net asset value and share price could be adversely affected.

We are exposed to fraud through the Investments held in our portfolio.

Investing in Investments involves the possibility of our Investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose Investments we hold, either directly or indirectly through Credit Investments, CLOs or other structured investment vehicles. The Investments may also be subject to fraudulent behavior by an Originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our Investments and, in the case of Credit Investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of our Investments is subject to the accuracy of representations made by the underlying issuers. We will rely upon the accuracy and completeness of representations made by borrowers, Originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that we will detect occurrences of fraud. Under certain circumstances, payments by borrowers to us may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

We may invest in Investments where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to the fees payable by us. Payment of such additional fees could adversely impact the returns we achieve.

Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect.

Originators and related borrowers supply a variety of information regarding asset, property and other collateral valuations, market data, their experience, personal identifying information, and other information. We will make an attempt to verify portions of this information, but as a practical matter, portions of the information may be incomplete, inaccurate or intentionally false. Originators and related borrowers may also misrepresent their intentions for the use of loan proceeds. We do not verify any statements by applicants as to how loan proceeds are to be used. If a borrower supplies false, misleading or inaccurate information, we may lose all or a portion of our investment in the related Investment. With respect to certain Investments, we may not have any contractual or other relationship with any borrower that would enable us to make any claim against such borrower for fraud or breach of any representation or warranty in relation to any false, incomplete or misleading information supplied by such borrower in relation to the relevant underlying Investment.

We may face specific risks associated with Investments we may acquire in real estate or real-estate related instruments, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

General. Real estate investments are not as liquid as other types of investments and this lack of liquidity may tend to limit our ability to react promptly to changes in economic or other conditions. In addition, expenditures associated with real estate investments, such as mortgage payments, real estate taxes and maintenance costs, are generally not reduced when circumstances cause a reduction in income from the investments. We may need to comply with certain legal, tax and other requirements prior to liquidating such investments.

Real Estate Insurance. The insurance coverage applicable to real estate investments contains policy specifications and insured limits customarily carried for similar properties, business activities and markets. There may be certain losses, including losses from floods and losses from earthquakes, acts of war, acts of terrorism or riots, that are not generally insured against or that are not generally fully insured against because it is not deemed to be economically feasible or prudent to do so. If an uninsured loss or a loss in excess of insured limits occurs with respect to a real estate investment, we could experience a significant loss and could potentially remain obligated under any recourse debt associated with the property.

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Potential Environmental Liability. Under various U.S. federal, state, and local laws, ordinances and regulations, a current or previous owner, developer or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances at, on, under or in its property. The costs of removal or remediation of such substances could be substantial. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of such hazardous substances. We will attempt to assess such risks as part of our due diligence activities, but cannot give any assurance that such conditions do not exist or may not arise in the future. The presence of such substances on our real estate investments could adversely affect our ability to sell such investments or to borrow using such investments as collateral.

Real Estate-Related Securities. Securities issued by entities which invest in real estate, including “real estate investment trusts” (“REITs”), generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate. Such risks include, without limitation, the risks associated with both the domestic and international general economic climates; local real estate conditions; risks due to dependence on cash flow; risks and operating problems arising out of the absence of certain construction materials; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); the financial condition of tenants, buyers and sellers of properties; changes in availability of debt financing; energy and supply shortages; changes in the tax, real estate, environmental, and zoning laws and regulations; various uninsured or uninsurable risks; natural disasters; and our ability or third-party managers to manage the real properties. In addition, we may incur the burdens of ownership of real property, which include the paying of expenses and taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

Valuation Risks. Real estate valuation is an inherently inexact process and depends on numerous factors, all of which are subject to change. Appraisals or opinions of value may prove to be insufficiently supported, and our review of the value of the underlying property in determining whether we should make or participate in an underlying Investment and the value of the underlying property may be based on information that is incorrect or opinions that are overly optimistic. The risk of default in such situations is increased, and the risk of loss to stockholders will be commensurately greater.

Lack of Control Over Real Estate Projects. With respect to a particular property, either the borrower (or a third party real estate management company affiliated with or engaged by borrower) is responsible for various management functions that are essential to the success of a real estate project, including property marketing and leasing rates, payment of bills, maintenance of insurance, and property management generally. Poor management on the part of the real estate company could adversely affect the financial performance of the corresponding project investment or expose it to unanticipated operating risk, which could reduce the property’s cash flow and adversely affect the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

This risk also pertains to construction of, or renovations to, real estate. Real estate construction brings with it the risk of cost overrun and time delays. Construction projects are also contingent on correct zoning, various approvals, and regulation. These situations may require additional capital or delay the completion of the project and impair the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

We may face specific risks associated with Investments we may acquire in connection with litigation financing, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

In connection with our Investments related to litigation financing, there may be risks associated with the significant expenditures associated with an investment in litigation financing, including: downturns in international, national, regional and local economic conditions; dismissal of a case, default of settlement, costs and fees of cases; bankruptcies and financial difficulties; changes in interest rates, availability and terms of debt financing; changes in operating costs and expenses; changes in, or increased costs of compliance with, governmental laws, rules, regulations and fiscal policies, including changes in tax laws, and our potential liability thereunder; new information or unknown information; the inability or unwillingness of settlement; change of counsel, costs of litigation, and other costs of litigation; and appeals and all items associated with appeals.

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Other risks we may face in connection with our Investments related to litigation financing include: (i) that we may suffer losses from terminated or rejected settlements, (ii) you will be dependent on our evaluation of Investments as legal considerations and restrictions may impact the disclosure of cases and case performance, (iii) we may incur losses as a result of the inability or timing uncertainty relating to collection on judgments or awards, (iv) we lack the ability to control decisions of law firms acting pursuant to their professional duties, (v) we may rely on outside counsel and experts to assess Investments, (vi) risks associated with non-recourse litigation loans (e.g., if the finance party to the litigation does not recover anything in the lawsuit, we will suffer losses), (vii) risks associated with the litigation financing counterparty and general credit risk, (viii) regulations that may impact the value of our Investments (ix) case selection and lost cases that could have a material adverse effect on our Investments, (x) timing and delays on legal cases that could have a material adverse effect on our Investments, (xi) the insolvency of debtors or inability of a defendant to pay a judgement or settlement, (xii) general competition and industry-related risks, (xiii) third-party funding arrangements may result in undisclosed conflicts of interest and (xiv) tax issues (e.g., the treatment of the investment as a debt or equity for tax purposes).

Investments we acquire may be subject to risks common in the shipping industry, including risks associated with managing shipping vessels, which could materially impair the value of our Investments, and therefore materially and adversely affect our financial condition and results of operations.

We may acquire loans the collateral of which consists of assets in the shipping industry, which are subject to the following, non-exhaustive risks that could have an adverse effect on us: (i) extensive and changing safety, environmental protection and other international, national, state and local governmental laws and regulations and the requirements of shipping classification societies, compliance with which may require ship modifications and changes in operating procedure; (ii) international sanctions, embargoes, import and export restrictions, nationalizations, requisitions, wars and terrorist attacks; (iii) acts of piracy, smuggling and stowaways on ocean-going vessels; (iv) severe weather and natural disasters, including, but not limited to, oil spills and other environmental mishaps, fire, mechanical failure and collisions, which may cause serious damage to vessels, any cargo and other equipment and loss of life or physical injury; (v) environmental liabilities, including, but not limited to, liabilities resulting from spills or other environmental damage caused by operating failures, design defects, or otherwise; (vi) arrests of vessels by maritime claimants (including, without limitation, associated vessel or “sister ship” arrest pursuant to which a maritime claimant may also arrest other vessels owned or controlled by the same owner but which are not otherwise subject to that claimant’s maritime claim) in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays or require us or our underlying investment to pay large sums of money to have the arrest lifted which could have a negative impact on our returns; (vii) labor interruptions or unrest among crews working on the vessels directly or indirectly owned by us; (viii) delays in delivery of new-build vessels or delivery of new-build vessels with significant defects which could delay or lead to the termination of related charter agreements and also cause cost overruns or cancellation of the new-build contracts; (ix) increased operational and maintenance costs over the life of a shipping vessel; (x) fluctuations in the value of vessels due to various factors including (without limitation) general economic and market conditions affecting the shipping industry, supply and demand for products and commodities which are suitable for transport in shipping vessels, the availability of trade finance for shipping vessels, the supply and demand for vessels of particular sizes and types and the capacity thereof, the availability of other modes of transport and the costs thereof and global and regional economic and political conditions; (xi) fluctuations in the cost of fuel which can have a significant effect on charter rates and the costs of owning and/or chartering vessels; and (xii) drydocking costs for periodic maintenance and repairs that are difficult to predict with certainty and can be substantial.

Assets in the shipping industry and their operations are subject to extensive and changing safety, environmental protection and other international, national, state and local governmental laws, regulations, treaties and conventions in force in international waters, the jurisdictional waters of the countries in which assets in the shipping industry operate. For example, Section 27 of the Merchant Marine Act of 1920 (the “Jones Act”) requires that vessels transporting cargo between U.S. ports must, among other requirements, be owned and operated by U.S. organized companies that are controlled and 75% owned by U.S. citizens. Consequently, the Jones Act restrictions on foreign ownership interests may substantially limit the potential purchasers of a shipping vessel, resulting in a sale that may not reflect the value that could be obtained in an unregulated market. A failure to comply with applicable laws and regulations may result in administrative and civil penalties, criminal sanctions or the suspension or termination of operations of an asset in the shipping industry. Because such conventions, laws, and regulations are often revised, we cannot predict the ultimate cost of complying with them or the impact thereof on the resale prices or useful lives of our assets in the shipping industry and related Investments. The occurrence of one or more of these events could have a material adverse effect on our financial conditions and results of operations.

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Additionally, investments in vessels or loans secured by vessels are subject to risks relating to the perfection of security interest in such collateral, as well as seizure risks related to various jurisdictions where they travel. Crew members, suppliers of goods and services to a vessel, shippers of cargo, charterers, lenders, and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a maritime lien holder may enforce its lien by arresting or attaching a vessel through foreclosure proceedings. Arrests of a vessel by maritime claimants in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays in the shipment of cargo resulting in additional damage claims against the ship management company or the borrower. Any arrest of a vessel by a maritime claimant could result in the ship management company or the borrowers being required to pay large sums of money to have the arrest lifted. In addition, the liens of certain maritime claimants may have priority over the lender’s mortgage on a vessel, and hence the claims of those maritime claimants would be paid before the claim of the lender in any court-ordered sale of the vessel. The occurrence of any one or more of these events could have a material adverse effect on the business, results of operations, cash flows and financial condition of the ship management company, of the borrowers or the lender, which in turn would negatively affect our related Investment.

We may face specific risks associated with Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, which may cause our expected returns to not materialize, or may materially impair the value of our Investment, which may materially and adversely affect our financial condition and results of operations.

While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States. To the extent we do so, we will be subject to numerous factors related to conducting business in non-U.S. countries, any of which could have a significant impact on our operations. Investing in Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States involves certain considerations not usually associated with investing in the United States, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the investments markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; the evolving and unsophisticated laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict our investment opportunities. In addition, accounting and financial reporting standards that prevail outside of the United States generally are not as high as U.S. standards and, consequently, less information is typically available concerning companies located outside of the United States than for those located in the United States. As a result, we may be unable to structure our transactions to achieve the intended results or to mitigate all risks associated with such markets. It may also be difficult to enforce our rights in such markets. For example, Investments traded on non-U.S. exchanges and the non-U.S. persons that trade these Investments, and Investments made outside of the United States, are generally not subject to the jurisdiction of the SEC or the securities laws and regulations of the U.S. Accordingly, the protections accorded to us under such laws and regulations are unavailable for Investments located outside of the United States and non-U.S. counterparties.

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Risks Related to Debt Financing

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

We may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of Management Fees payable to our Adviser.

Changes in interest rates may affect our cost of capital and net investment income.

If we borrow funds to make investments, which we do not expect to do before we have fully invested the initial proceeds of this offering in accordance with our investment objective, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our fixed-rate investments will be financed primarily with equity and debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of each taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash-equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

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We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

We may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, certain stockholders may be taxed as though they received a distribution of some of our expenses.

To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses”. To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 stockholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include stockholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required stockholders communications. Stockholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in our shares.

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We may in the future choose to pay dividends in part in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. U.S. tax reform legislation enacted in 2017 made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Investments.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	the impact of an economic downturn on the ability of the issuer of, or obligor on, Investments to continue to operate, which could lead to the loss of some or all of our investment in such Investment;

•	the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the Investments in which we invest;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable investments;

•	our use of financial leverage;

•	our tax status;

•	the timing and amount of interest distributions and dividends from the investments we make; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions that impact our operations or investments.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

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USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell (1) the minimum number of shares to meet our minimum offering requirement, or [     ] shares, and (2) the maximum number of shares registered in this offering, or [     ] shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the initial public offering price of the shares and the actual number of shares we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make Investments, with an emphasis on current income. Those Investments will primarily take the form of Credit Investments, including Participation Interests, and to a lesser extent Equity Investments. See “Investment Objective and Strategy.” The remainder we expect to be used for working capital and general corporate purposes. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objective or provide variation in our portfolio.

We estimate that it will take up to three to six months for us to substantially invest the net proceeds from each closing of this continuous offering, depending on the availability of attractive investment opportunities and market conditions. This timeframe may be shorter to the extent we enter into Contingent Funding Agreements prior to a closing. However, we can offer no assurance that we will be able to achieve this goal. Pending such use, we will invest the net proceeds of this offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our election to be taxed as a RIC. These securities may have lower yields than our other Investments and accordingly result in lower distributions, if any, by us during such period.

Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	[____]	[____]	[____]	[____]
Less:
Sales Load(1)	–	–	–	–
Offering Expenses	[____]	[____]	[____]	[____]
Net Proceeds/Amount Available for Investments	[____]	[____]	[____]	[____]

(1) This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”

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DISTRIBUTIONS

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a quarterly basis beginning no later than the end of the first full calendar quarter after the minimum offering requirement is met. We will then calculate each stockholder’s specific distribution amount for the period using weekly record dates with each stockholder eligible to receive distributions beginning the week we accept the stockholder’s subscription for our shares. From time to time, we may also pay interim special distributions in the form of cash or shares at the discretion of our Board of Directors. For example, our Board of Directors may periodically declare share distributions in order to reduce our net asset value per share if necessary to ensure that we do not sell shares at a price below net asset value per share or to comply with RIC tax regulations. Each year a statement on Form 1099-DIV, identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be delivered to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

From time to time and not less than quarterly, our Adviser must review our accounts to determine whether cash distributions are appropriate. We shall distribute pro rata to our stockholders funds received by us which our Adviser deems unnecessary for us to retain.

We intend to make our ordinary distributions in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.

To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We may make interim special distributions to meet our RIC distribution requirements. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” in the SAI and “Material U.S. Federal Income Tax Considerations.”

We intend to adopt an “opt in” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets.

INVESTMENT OBJECTIVE AND STRATEGY

We are a Maryland corporation formed on December 17, 2018 to invest primarily in Investments, with an emphasis on current income, and will commence operations after satisfying our minimum offering requirement of selling $[25] million of our shares, all of which must be to persons who are not affiliated with us or our Adviser. We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.

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We are managed by YieldStreet Management, LLC, a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio.

YieldStreet Multi-Asset Fund Inc.

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, and equipment financing, as well as instruments that are directly or indirectly secured by such assets, including in certain cases Participation Interests. In addition to Credit Investments, we may also selectively acquire Equity Investments. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States.

In accordance with the foregoing strategies, we will generally seek to acquire Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments. See “Risk Factors – Risks Related to Our Investments”.

About our Adviser

We are managed by YieldStreet Management pursuant to the Investment Advisory Agreement. Our Adviser is wholly owned and controlled by YieldStreet. Both YieldStreet Management and YieldStreet are considered our affiliates. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals including Michael Weisz, YieldStreet’s President and Chief Investment Officer, Volfi Mizrahi, YieldStreet’s Head of Originations, Mitchell Rosen, YieldStreet’s Director of Real Estate, Stefanos Fragos, YieldStreet’s Senior Credit Officer of Marine Finance and Milind Mehere, YieldStreet’s Chief Executive Officer. We refer to those investment professionals collectively as our “Senior Investment Professionals”. Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team”. Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. Our Adviser also manages a series of private investment vehicles, and may in the future manage additional private or public investment vehicles, including additional registered investment companies, which we refer to collectively as the “YieldStreet Platform”. See “Risk Factors—Risks Related to our Adviser and Its Affiliates.” Many of the current and future investment vehicles on the YieldStreet Platform have and will have investment objectives and investment strategies that overlap with ours. As of [     ], the YieldStreet Platform had total capital under management of approximately $[    ] million.

Our Senior Investment Professionals have significant experience and an extensive track record of investing in the Investments we intend to target, including over [    ] years of collective experience evaluating, investing in and managing such Investments. In addition, our Adviser has access to certain finance, accounting, legal and administrative personnel of YieldStreet and may retain additional personnel as our activities expand. We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.

All final investment decisions must be approved by Messrs. Weisz and Mehere, who we consider to be our portfolio managers. Our Board of Directors, including a majority of independent directors, will oversee and monitor our investment performance and relationship with our Adviser and, beginning with the second anniversary of the date of the Investment Advisory Agreement, will annually review the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement.”

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Prior to satisfaction of our minimum offering requirement, we may enter into Contingent Funding Agreements with Originators. While we have not identified any of the Originators with which we may enter into such Contingent Funding Agreements, we would expect each of them to fall within our investment objective and strategies described throughout this prospectus. Under such Contingent Funding Agreements, we would expect to have the right, but not the obligation, to fund the acquisition of the underlying Investment for a set period of time after we execute such agreement. We may also elect to utilize such Contingent Funding Agreements after we satisfy the minimum offering requirement in anticipation of subsequent closings.

Investment Strategy

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Credit Investments. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, and equipment financing, as well as instruments that are directly or indirectly secured by such assets, including in certain cases Participation Interests. In addition to Credit Investments, we may also selectively acquire Equity Investments. While we expect that a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States.

In accordance with the foregoing strategies, we will generally seek to acquire Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each Credit Investment in order protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments. See “Risk Factors – Risks Related to Our Investments”.

Our Investment Team’s model is predicated on working with loan originators or other asset managers, who we refer to collectively as “Originators”, who can provide access to potentially attractive investment opportunities and other deal flow. Our Investment Team works to identify and cultivate relationships with experienced Originators that they believe have significant experience in their specific asset class and have experience and a track record originating and servicing the types of loans we expect to target for investment. These Originators typically work with and perform due diligence on potential borrowers in connection with structuring and negotiating loans with them. These Originators also generally retain responsibility for servicing any loans they originate through their respective life cycles. Our Investment Team vets and conducts due diligence on potential Originators, including reviewing their background, credit and underwriting policies, evaluating their existing loan portfolio and performance and reviewing their business policies, among other things. Once an Originator has been vetted by our Investment Team, our Investment Team will then evaluate potential investment opportunities from that Originator that may be suitable for us and make investment decisions on a deal-by-deal basis. In addition, in certain circumstances where our Investment Team has in-house expertise or has partnered with an expert in a particular asset class, we will negotiate loans directly with borrowers. In such circumstances, those loans are typically serviced by an experienced third-party servicer.

See “Investment Objective and Strategy” for additional information regarding our investment strategy.

Credit Investment Servicing

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider, which we refer to as a “Servicer”. Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. To the extent applicable, our Investment Team will monitor the performance of the Servicers to the Credit Investments we hold in our portfolio.

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We generally expect the Servicer of a Credit Investment to provide updates on that Credit Investment and submit payments according to a payment schedule. In certain situations, such as in connection with a Credit Investment in litigation finance, while interest may continue to accrue, there may not be a periodic cash payment schedule and such Credit Investment’s payment amounts and timing may be dependent on certain events, such as settlement of a case. Our Investment Team relies on the Servicer of a Credit Investment to do the following tasks:

•	Collect payments in accordance with the schedule and disburse payments to us;

•	Notify us of any delays in payments and the reason for such delays;

•	Notify us of any non-compliance with a Credit Investment’s terms or covenants;

•	Conduct collateral review and verification, if necessary; and

•	Conduct onsite inspections and meetings, if necessary.

Our Investment Team will review servicing reports to ensure the disbursements to us are in accordance with the terms of the Credit Investment. Upon notification by the Servicer of an actual, pending or potential default or impairment (or in a pro-active fashion, if initiated by our Investment Team), our Investment Team will contact the Originator to obtain additional information on our investment. This may include direct conversations with the borrower. While the specific set of actions to be taken in any given scenario may change depending on the circumstances at the time of an actual, pending or potential default or impairment of the Credit Investment, our Investment Team and the Originator will generally discuss and agree upon default and/or impairment scenario contingency plans in advance of our investment in a Credit Investment, with subsequent follow up regarding potential action plans upon the occurrence of such an event. Potential actions to be taken, in coordination with the Originator, may include the following:

•	developing a plan to regain compliance and/or negotiating a forbearance agreement;

•	potentially re-underwrite and restructure the loan to preserve capital and accelerate repayment; and

•	foreclosure on and liquidation of the collateral to preserve capital for the noteholders, including us.

Where we rely solely on Originators to service the Credit Investments and to maintain relationships with borrowers, our Investment Team does not necessarily have the servicing resources or wherewithal to cure any potential default or impairment of a Credit Investment. If the Investment Team believes that the Originator is not acting in the best interest of the Credit Investment, the Investment Team may appoint a back-up servicer in situations where it has discretion to do so. However, because we may buy Participation Interests and own only a portion of a Credit Investment, we may not be the majority owner or have the right to change the Originator.

Sale of Investments

We do not plan on acquiring Investments for the primary purpose of reselling such Investments in the ordinary course of business. However, we may sell Investments, or fractional interests in such Investments, when our Investment Team determines that it may be advantageous for us to do so, based upon then current interest rates, the length of time that the Investment has been held by us and our investment objective and strategies.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Established platform with seasoned investment professionals. We believe that we will benefit from the experience of our Investment Team in managing a variety of investment vehicles on the YieldStreet Platform, which includes focusing on sourcing, structuring, executing and monitoring a broad range of investments. We believe the members of our Investment Team possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities.

Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

Efficient Tax Structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net returns that are often greater than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness are not expected to be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

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Disciplined, income-oriented investment philosophy. Our Adviser expects to employ a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions that could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss.

Unique, digital distribution channel. As a digital platform, the YieldStreet Investment Portal provides us with a means of distributing our shares without the expense of traditional distribution channels. While we may also utilize traditional distribution channels, we expect that the majority of our distribution efforts will be conducted through the YieldStreet Investment Portal.

Operating and Regulatory Structure

Our investment activities will be managed by our Adviser and supervised by our Board of Directors, a majority of whom are independent. Under our Investment Advisory Agreement, we have agreed to pay our Adviser a Management Fee based on certain of our assets. In addition, we will reimburse our Adviser for routine non-compensation overhead expenses. See “Investment Advisory Agreement” for a description of the payments we will make to our Adviser.

The Administrator will provide us with general ledger accounting, fund accounting, and other administrative services.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our stockholders with limited liquidity, we intend to, but are not obligated to, conduct quarterly repurchase offers pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of the date that we meet our minimum offering requirement. This will initially be the only method of liquidity that we expect to offer, and you should not rely on any additional form of liquidity to develop or be provided, either through the development of a trading market for our shares or otherwise. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

Our shares are not currently listed on an exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever.

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

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We will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we will be permitted to, and may, co-invest in syndicated Investments and secondary loan market Investments where price is the only negotiated point. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including the other investment vehicles that comprise the YieldStreet Platform, only in accordance with existing regulatory guidance.

To seek to enhance our returns and manage our liquidity needs, we expect to borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to investing and well-aligned with our investment strategy and portfolio composition. In determining whether and when to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook, taking into account our current liquidity needs and the relative maturity dates of our portfolio. The use of borrowed funds or the proceeds of preferred stock to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent to employing leverage.

Valuation Procedures

The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual Investment on a quarterly basis.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Audit Committee’s recommendation of fair value. All available information typically will be presented to our Audit Committee to consider in making its recommendation of fair value to our Board of Directors. We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. GAAP and the 1940 Act.

We expect that a substantial majority of the Investments in our portfolio will be Investments for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value.

We may elect to engage third-party valuation firms to provide assistance to our Audit Committee and Board of Directors in valuing certain of our Investments. Our Audit Committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See “Determination of Net Asset Value” for a discussion of how net asset value is determined.

Competition

We expect to compete for investments with other investment funds (including other equity and debt funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including Investments. As a result of these new entrants, competition for investment opportunities in Investments may intensify. Many of these entities may have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, and our responsive and efficient investment analysis and decision-making processes.

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Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is employed by the Adviser or its affiliates. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Administrator for an allocable portion of expenses incurred by it in performing its obligations under our Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel.

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 597 Fifth Avenue, 6th Floor, New York, NY 10017, where we occupy office space pursuant to an Administration Agreement with the Administrator.

Legal Proceedings

Neither we nor our Adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser.

From time to time, our Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We expect to determine the net asset value per share of our common stock by dividing the value of our investments, cash and other assets (including interest accrued but not collected) less all our liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares of our common stock outstanding on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of Investments and the related amounts of unrealized appreciation and depreciation of Investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each Investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual Investment on a quarterly basis.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Audit Committee’s recommendation of fair value. Our Adviser will compile and review relevant information, including the operating metrics of Credit Investments, including Participation Interests, compliance with collateralization tests, defaulted and restructured Credit Investments that comprise a portfolio, payment defaults, if any, recent trading activity in the security, if known, and the most recent trustee reports and note valuation reports. The values of Credit Investments (including Participation Interests) are primarily determined using a third-party cash flow modeling tool. The model will contain certain assumption inputs that are reviewed by a third party and our Audit Committee and adjusted as appropriate to incorporate how historic, current and potential market developments might potentially impact the performance of such investments.

We seek to derive a value at which market participants could transact in an orderly market and also seek to benchmark the model inputs and resulting outputs to observable market data, when available and appropriate. Available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our Audit Committee to consider in making its recommendation of fair value to our Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Audit Committee and Board of Directors in valuing certain of our investments. Our Audit Committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.

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We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Investments for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Investments for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the Investments in our portfolio, shall be valued as follows: (i) each investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio Investment shall be independently reviewed at least annually (Investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 1.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 1.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the issuer’s or obligor’s ability to make payments;

•	the issuer’s or obligor’s earnings and discounted cash flow;

•	the markets in which the issuer or obligor does business; and

•	comparisons to publicly traded securities.

Investments for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	illiquid alternative debt or equity investments for which there is no active secondary market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the Adviser believes were priced incorrectly.

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Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

In making the good faith determination of the value of these Investments, we start with the cost basis of the Investment, which includes the amortized original issue discount and PIK interest or dividends, if any. For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors—A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.”

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at an initial offering price of $10 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our then current net asset value per share. To the extent that our net asset value per share increases subsequent to the last closing, the offering price per share may increase. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares. Our intent is that our public offering price will be not more than 2.5% above our net asset value per share plus organizational and offering expenses.

Therefore, persons who subscribe for shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares. In connection with each closing of a sale of shares, our Board of Directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling our shares at a price which is below our then current net asset value per share. Our Board of Directors or a committee thereof will consider the following factors, among others, in making such determination:

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•	the net asset value per share of our shares disclosed in the most recent periodic report we filed with the SEC;
•	our Board of Directors’ assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our shares; and
•	the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our Board of Directors’ assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our shares at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our shares, but instead it involves the determination by our Board of Directors or a committee thereof that we are not selling our shares at a price which is below the then current net asset value per share at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue our shares at a price which is below the then current net asset value per share of our shares at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of our shares pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new offering price that is not more than 2.5% above our net asset value per share plus organizational and offering expenses. If, instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of organizational and offering expenses, which represents a premium to the net asset value per share of greater than 2.5%.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC.

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MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors include, among others, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors currently has an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees from time to time as necessary. Each director will serve until the expiration of such director’s term and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.

Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

Board of Directors and Executive Officers

Our Board of Directors will consist of five members, three of whom are not “interested persons” of us or our Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our Board of Directors have been divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2019, 2020, and 2021, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2019, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o YieldStreet Multi-Asset Fund Inc., 597 Fifth Avenue, 6th Floor, New York, New York 10017.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Directorships Held by Director During Past 5 Years
Michael Weisz, 30	President	[ ]	[ ]	[ ]
Milind Mehere, 46	Chief Executive Officer	[ ]	[ ]	[ ]

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Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
[ ], [age]	[ ]	[ ]	[ ]	[ ]
[ ], [age]	[ ]	[ ]	[ ]	[ ]
[ ], [age]	[ ]	[ ]	[ ]	[ ]

Director Qualifications

Our Board of Directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing us and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board of Directors.

Michael Weisz. Mr. Weisz is a co-founder and the President of YieldStreet. He is responsible for corporate strategy and direction, investment strategy, and sourcing and facilitating a network of Originators at YieldStreet. Mr. Weisz is a co-founder of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance and has served as its Chief Investment Officer since 2013. From 2009 to 2013, Mr. Weisz was Vice President at a New York-based credit opportunities hedge fund with $1.2 billion under management. Mr. Weisz and his team specialized in asset-based loan transactions between $5 million and $25 million with a niche in financing transactions for litigation and similar matters. During his career, Mr. Weisz has managed over $500 million in transactions. He brings with him 10 years of investment experience. Mr. Weisz graduated with a B.S. in Finance from Touro College. We believe Mr. Weisz’s knowledge of and relationship with our Adviser, as well as his broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board of Directors.

Milind Mehere. Mr. Mehere is the Chief Executive Officer of YieldStreet responsible for overall strategy and day-to-day operations. Prior to co-founding YieldStreet in January 2015, Mr. Mehere co-founded Yodle, which was acquired by web.com (Nasdaq: WEB) for $342 million in March 2016. He helped Yodle scale to $200 million in revenue and over 1,400 employees. During his nine years at Yodle from 2006 to 2014, Mr. Mehere created and lead several departments, including General Manager of Canada where he built a team of over 200 people, Vice President of Business Development & Channel Sales and Vice President of Client Management & Operations. Previously, Mr. Mehere held various leadership roles at OATSystems (acquired by Checkpoint Systems CKP) and i2 Technologies (acquired by JDA Software). We believe Mr. Mehere’s knowledge of and relationship with our Adviser, as well as his numerous management positions and broad corporate background bring important and valuable skills, all of which make him well qualified to serve on our Board of Directors.

[Director Name][Director Bio]

[Director Name][Director Bio]

[Director Name][Director Bio]

Information about Executive Officers Who are Not Directors

The address for our executive officers is c/o YieldStreet Multi-Asset Fund Inc., 597 Fifth Avenue, 6th Floor, New York, New York 10017. We are not part of a “fund complex” as that term is defined in the Form N-2.

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Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jimmy Pandhi, 41	Chief Financial Officer and Treasurer	[ ]	[ ]
Ivor Wolk, 54	General Counsel and Secretary	[ ]	[ ]

Jimmy Pandhi. Jimmy Pandhi has served as Head of Strategic Finance at YieldStreet since July 2018. Prior to joining YieldStreet, Mr. Pandhi was a Managing Director of New York Life Investment Management from 2015 to 2017, where he focused on financial and strategic matters. In addition, Mr. Pandhi spent four years at Evercore from 2011 to 2015 where he was Head of Investor Relations among other responsibilities. Before joining Evercore, Mr. Pandhi spent six years at Fortress Investment Group, where he held various positions across finance, private equity, and credit. Mr. Pandhi received a B.S. from the University of Illinois Urbana-Champaign.

Ivor Wolk. Mr. Wolk has served as General Counsel at YieldStreet since October 2017. He started his career at Davis Polk & Wardwell before holding senior investment banking legal roles at WestLB, Barclays Capital and Dresdner Kleinwort. Prior to joining YieldStreet, Mr. Wolk also served as General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm from January 2012 to May 2014. In addition, Mr. Wolk was a partner at Pastore & Dailey LLC from May 2014 to November 2016 and at Cohen Tauber Spievack & Wagner P.C. from November 2016 to October 2017, where he focused his practice on corporate and securities law. Mr. Wolk graduated cum laude with a Bachelor of Commerce and law degree from the University of the Witwatersrand, South Africa, and holds a Master of Laws degree from the University of Cambridge, England.

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.

Our Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Mehere, as a result of his position as our Chief Executive Officer and as Chief Executive Officer of our Adviser, and Mr. Weisz, as a result of his position as our President and as President and Chief Investment Officer of our Adviser.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our stockholders at such times.

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Presently, Mr. Weisz serves as the Chairman of our Board of Directors. Mr. Weisz is an “interested person” of us as described above. We believe that Mr. Weisz’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Weisz’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of our Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” our Audit Committee and our Nominating and Corporate Governance Committee assist our Board of Directors in fulfilling its risk oversight responsibilities. Our Audit Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, our Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.

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We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of our Board of Directors

Our Board of Directors has the following committees:

Audit Committee

Our Audit Committee is responsible for establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefor); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our Audit Committee will be Messrs. [____], [____] and [____], all of whom are independent. Mr. [____] will serve as the Chairman of our Audit Committee and our Board of Directors has determined that Mr. [____] is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our Board of Directors or a committee thereof, develops and recommends to our Board of Directors a set of corporate governance principles and oversees the evaluation of our Board of Directors and our management. The committee will be composed of Messrs. [____], [____] and [____]. Mr. [____] will serve as Chairman of our Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.

Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our shares owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating director nominees, the members of our Nominating and Corporate Governance Committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;
•	our needs with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;
•	appreciation of the relationship of our business to the changing needs of society;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations, and listing standards.

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Our Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our Nominating and Corporate Governance Committee may consider such other factors as they may deem are in the best interests of us and our stockholders. Our Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.

The members of our Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the independent members of our Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board of Directors and our Nominating and Corporate Governance Committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. Our Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. Our Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. [____], [____] and [____]. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$	[____]
$100 million - $300 million	$	[____]
$300 million - $500 million	$	[____]
$500 million - $1 billion	$	[____]
>$1 billion	$	[____]

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The above directors do not receive any pension or retirement benefits from us.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

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Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or the Administrator or their affiliates or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement and Administration Agreement. Each of our executive officers is an employee of our Adviser or the Administrator or an affiliate thereof, or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by the Administrator, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel under the Administration Agreement.

The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our stockholders.

See “Portfolio Management – Compensation of Portfolio Managers”.

Control Persons

Immediately prior to this offering, our Adviser will own 100% of our outstanding common stock. Following the completion of this offering, the share ownership position in us of our Adviser is expected to represent less than 1% of our outstanding common stock.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of our Adviser and its professionals, which currently includes Milind Mehere, YieldStreet’s Chief Executive Officer, Michael Weisz, YieldStreet’s President and Chief Investment Officer, Volfi Mizrahi, YieldStreet’s Head of Originations, Mitchell Rosen, YieldStreet’s Director of Real Estate and Stefanos Fragos, YieldStreet’s Senior Credit Officer of Marine Finance. We refer to those investment professionals collectively as our “Senior Investment Professionals”. Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team”. Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment strategy. For more information regarding the business experience of Messrs. Mehere, Weisz, Mizrahi, Rosen and Fragos, see “Senior Investment Professionals” below. All final investment decisions must be approved by Messrs. Weisz and Mehere, who we consider to be our portfolio managers. For information regarding our shares owned by our portfolio managers, see “Control Persons and Principal Stockholders” in the SAI. Our Adviser’s professionals will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.

Our executive officers, certain of our directors and certain finance professionals of our Adviser are also officers, directors, managers, and/or key professionals of other YieldStreet entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of our Adviser may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, our Adviser may grant equity interests in the Adviser to certain management personnel performing services for us.

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Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [     ]: (i) the number of other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such vehicles and accounts; and (iii) the number and total assets of such vehicles and accounts that are subject to an advisory fee based on performance. Our portfolio managers did not serve in a similar capacity for any registered investment companies as of [     ].

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Milind Mehere
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Michael Weisz
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Portfolio Managers’ Material Conflicts of Interest

Our portfolio managers serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our Adviser or our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by our Adviser may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Our Adviser is not restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when our portfolio managers have interests that differ from those of our stockholders, giving rise to a conflict of interest.

Compensation of Portfolio Managers

None of our investment personnel, including our portfolio managers, receives any direct compensation from us in connection with the management of our portfolio. Messrs. Weisz and Mehere, through their financial interests in YieldStreet, which owns 100% of the equity interests in the Adviser, are indirectly entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of our Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The specific form of compensation of our portfolio managers may also include a variety of components and may vary from year to year based on a number of factors. In particular, the portfolio managers may also receive, all or some combination of a salary and a bonus.

Base compensation

Generally, when portfolio managers receive base compensation it is based on their individual seniority and their position within the firm.

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Discretionary compensation

In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

Securities Ownership of Portfolio Managers

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities beneficially owned by each of our portfolio managers, based on the assumed initial public offering price of $10 per share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Milind Mehere	[ ]
Michael Weisz	[ ]

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Additional Senior Investment Professionals

Information regarding Messrs. Mehere and Weisz is set forth above in “Management—Board of Directors and Executive Officers.” Information regarding Messrs. Mizrahi, Rosen and Fragos is set forth below.

Volfi Mizrahi. Mr. Mizrahi has significant transaction experience over a 25-year investment banking career (over 80 transactions with over $50 billion in value), with a particular emphasis in the specialty finance sector, spanning litigation funding, small business lending, consumer lending, real estate lending and market lending. Prior to joining YieldStreet in October 2017, Mr. Mizrahi held leadership positions at Bryant Park Capital and Robertson Stephens. Mr. Mizrahi has five graduate and undergraduate degrees from Harvard Business School (MBA), Wharton School of Business (undergraduate) and from the University of Pennsylvania School of Engineering (graduate and undergraduate).

Mitchell Rosen. Mr. Rosen is responsible for the real estate investment vertical at YieldStreet. Prior to joining YieldStreet, Mr. Rosen worked at Brigade Capital Management, a credit focused alternative asset management firm, where he spent more than 5 years focusing on CMBS/CRE debt investing. Prior to Brigade, Mr. Rosen spent almost 9 years at Marathon Asset Management working on both the direct lending program on transitional properties as well as the head credit analyst for their CMBS business. Mr. Rosen entered the real estate lending arena as an analyst at Capital Trust, Inc., a publicly traded commercial mortgage REIT focusing on the mezzanine debt lending space. Mr. Rosen has a Bachelor of Business Administration from Emory University.

Stefanos Fragos. Mr. Fragos is the senior credit officer of YieldStreet responsible for its marine finance vertical. Prior to joining YieldStreet, Mr. Fragos was dedicated to servicing the marine finance industry for 16 years across various positions within the leading ship finance lender DVB Bank SE. Mr. Fragos was responsible for $800 million of shipping transactions, the majority of which were originated and structured by himself over the past 5 years. Mr. Fragos is experienced in servicing a wide spectrum of clients of the highest caliber within the international ship owning sector. Mr. Fragos graduated from Newcastle University in the U.K. with a Master’s degree in Marine Engineering, followed by a Master’s in Shipping Trade & Finance from City University of London.

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INVESTMENT ADVISORY AGREEMENT

Management Services

YieldStreet Management has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our Adviser oversees our day-to-day operations and provides us with investment advisory services.

Under the terms of our Investment Advisory Agreement, our Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies/sources, researches, evaluates and negotiates the structure of the investments we make;

•	closes and monitors the investments we make;

•	determines the securities and other assets that we will purchase, retain, or sell;

•	uses reasonable endeavors to ensure that our Investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness;

•	performs due diligence on prospective investments; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Our Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Advisory Fees

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser a management fee for investment advisory and management services (the “Management Fee”). For services rendered under the Investment Advisory Agreement, the Management Fee is payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee will be calculated at an annual rate of [2.0]% of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. Our Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under our Investment Advisory Agreement, other than the Management Fee.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement, of which this prospectus forms a part.

Payment of Our Expenses

Except as otherwise provided in the Investment Advisory Agreement or in the Administration Agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. Pursuant to our Administration Agreement, our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate in exchange for an amount equal to [1.50]% per annum of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters, payable quarterly in arrears. Any administrative or operating expenses we may incur directly, exclusive of organizational and offering-related expenses, insurance-related expenses, registration fees, taxes, advisory fees payable under our Investment Advisory Agreement, interest payments, fees and expenses incurred in connection with leverage arrangements and independent director fees, will reduce the amount payable to our Administrator under our Administration Agreement. We will bear all other costs and expenses that are incurred in our operation, administration and transactions and not specifically assumed by the Administrator pursuant to the Administration Agreement. Costs and expenses to be borne by us include, but are not limited to:

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•	the cost of our organization;

•	fees and expenses incurred in connection with any offering of our securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;

•	fees and expenses incurred in connection with obtaining any credit facility or other leverage;

•	interest payable on debt, if any, incurred to finance our Investments;

•	sales and purchases of our common stock and other securities;

•	investment advisory and management fees;

•	administration fees payable under the Administration Agreement;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	all other expenses incurred by us or the Adviser in connection with making Investments, overseeing administrators, and administering our business not otherwise expressly payable by the Adviser pursuant to the Administration Agreement or the Investment Advisory Agreement.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty on 60 days’ written notice to the other. See “Risk Factors—Risks Related to Our Business and Structure—Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.” Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

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Limitations of Liability and Indemnification

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, fraud or reckless disregard in the performance of its duties, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee; provided that such person was selected, engaged or retained without gross negligence, willful misconduct or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Organization of Our Adviser

Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our Adviser is YieldStreet Management, LLC, 597 Fifth Avenue, 6th Floor, New York, New York 10017.

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ADMINISTRATION AGREEMENT

We have also entered into an Administration Agreement with the Administrator under which the Administrator, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for us to operate. For providing these facilities and services to us, we have agreed to pay our Administrator an amount equal to [1.50]% per annum of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters, payable quarterly in arrears. Any administrative or operating expenses we may incur directly, exclusive of organizational and offering-related expenses, insurance-related expenses, registration fees, taxes, advisory fees payable under our Investment Advisory Agreement, interest payments, fees and expenses incurred in connection with leverage arrangements and independent director fees, will reduce the amount payable to our Administrator under our Administration Agreement. Under the Administration Agreement, among other services and items provided, the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The Administrator also performs, arranges, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The Administrator is our Adviser.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.

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DISTRIBUTION REINVESTMENT PLAN

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a quarterly basis beginning no later than the first full calendar quarter after the minimum offering requirement is met. We intend to adopt an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to our distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in our distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

•	To the extent our shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):
o	during any period when we are making a “best-efforts” public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and
o	during any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.
•	To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

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We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice delivered to you at least [30] days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan by calling Investor Services at (844) 943-5378 or by writing to the reinvestment agent at YieldStreet Multi-Asset Fund Inc., [                 ], [                 ].

All correspondence concerning the plan should be directed to the reinvestment agent by mail at YieldStreet Multi-Asset Fund Inc., [                 ], [                 ] or by telephone at [__________].

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting us.

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DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our charter, our authorized stock consists of 500 million shares of common stock, par value $0.001 per share, and no shares of preferred stock, par value $0.001 per share. As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Set forth below is a chart describing the classes of our stock to be outstanding as to the date we commence this offering:

(1)	(2)	(3)	(4)

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	500,000,000	—	—

Our charter also provides that the Board of Directors may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our stock, and we can offer no assurances that a market for our stock will develop in the future. Unless the Board of Directors determines otherwise, we will issue all shares of our stock in uncertificated form.

None of our shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations or potential liabilities associated with ownership of the security (not including investment risks).

Common Stock

Under the terms of the charter, all shares of common stock have equal rights as to dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to our stockholders if, as and when authorized by the Board of Directors and declared by us out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and stockholders generally have no appraisal rights. Provided that you comply with certain conditions to transfer set forth in the subscription agreement, including that the recipient has an existing YieldStreet Wallet, shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of common stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Directors. In the event of a liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of stock, each share of common stock is entitled to one vote on all matters submitted to a vote of our stockholders, including the election of directors, and the stockholders will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a stockholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a stockholder to cast a portion or all of the stockholder’s votes for one or more candidates for seats on the Board of Directors. Without cumulative voting, a minority stockholder may not be able to elect as many directors as the stockholder would be able to elect if cumulative voting were permitted and the holders of a majority of the outstanding shares of common stock can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.

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Preferred Stock

Under the terms of our charter, the Board of Directors may authorize us to issue shares of preferred stock in one or more classes or series, without stockholder approval, to the extent permitted by the 1940 Act. The Board of Directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to stockholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with terms that would adversely affect our stockholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services, or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of Maryland law and the requirements of the 1940 Act.

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Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, subject to the limitations of Maryland law and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; (2) any individual who, while a director or officer and at the Company’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (3) the Adviser or any of its affiliates acting as an agent for the Company, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. These indemnification rights vest immediately upon an individual’s election as a director or officer.

In accordance with the 1940 Act, the Company will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.

Notwithstanding the foregoing, and in accordance with the NASAA Omnibus Guidelines, at any time following a continuous public offering of common stock through the independent broker-dealer network (a “Non-Listed Offering”), our charter prohibits us from holding harmless a director, the Adviser or any affiliate of the Adviser for any loss or liability suffered by the Company, or indemnifying such persons for any loss or liability by him, her or it, unless each of the following conditions are met: (1) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in the Company’s best interest; (2) the party seeking indemnification was acting or performing services on the Company’s behalf; (3) such liability or loss was not the result of (a) negligence or misconduct, in the case that the party seeking indemnification is the Adviser or any of its affiliates or an officer of the Company, or (b) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director (and not also an officer of us, the Adviser or any of its affiliates); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from stockholders. Our charter provides that this provision does not apply to any dealer manager.

Our charter further provides that, following a Non-Listed Offering, we may not provide indemnification to a director, the Adviser or any affiliate of the Adviser for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the party seeking indemnification; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (3) a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

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Our charter provides that, following a Non-Listed Offering, we may pay or reimburse reasonable legal expenses and other costs incurred by a director, the Adviser or any affiliate of the Adviser in advance of final disposition of a proceeding only if all of the following are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (2) such party provides us with written affirmation of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification by us; (3) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) such party provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined that such party did not comply with the requisite standard of conduct and is not entitled to indemnification. Our charter provides that this provision does not apply to any dealer manager.

Maryland Law and Certain Charter and Bylaws Provisions; Anti-Takeover Measures

Maryland law contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board of Directors’ ability to negotiate such proposals may improve their terms.

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of these actions by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

Subject to certain exceptions provided in our charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the Board of Directors, will be necessary to effect any of the following actions:

•	amendment to the charter to make the common stock a “redeemable security” or to convert us from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

•	any precatory stockholder proposal as to specific investment decisions made or to be made with respect to our assets;

•	following a Non-Listed Offering, any proposal as to the voluntary liquidation or dissolution of the Company or any amendment to the charter to terminate our existence; or

•	following a Non-Listed Offering, any merger, consolidation or statutory share exchange of us with or into any other person.

However, if the proposal, transaction or business combination is approved by at least 75% of our continuing directors, the proposal, transaction or business combination may be approved only by the Board of Directors and, if necessary, the stockholders as otherwise would be required by applicable law, the charter and bylaws and, following a Non-Listed Offering, the NASAA Omnibus Guidelines, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in the charter as a director who (i) is not an interested party (meaning a person who has or proposes to enter into a business combination with us or owns more than 5% of any class of our stock) or an affiliate or an associate of an interested party and who has been a member of the Board of Directors for a period of at least 24 months (or since we commenced operations, if that period is less than 24 months); or (ii) is a successor of a continuing director who is not an interested party or an affiliate or an associate of an interested party and is recommended to succeed a continuing director by a majority of the continuing directors then in office or is nominated for election by the stockholders by a majority of the continuing directors then in office; or (iii) is elected to the Board of Directors to be a continuing director by a majority of the continuing directors then in office and who is not an interested party or an affiliate or associate of an interested party.

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Our charter also provides that the Board of Directors is divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in the charter) and only by the affirmative vote of stockholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. The charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board of Directors, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the stockholders, and any newly created directorship resulting from an increase in the size of the Board of Directors, may only be filled by vote of the directors then in office, even if less than a quorum. In addition, the charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board of Directors.

The classification of the Board of Directors and the limitations on removal of directors described above as well as the limitations on stockholders’ right to fill vacancies and newly created directorships and to fix the size of the Board of Directors could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.

Maryland law and our charter and bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•	special meetings of the stockholders may only be called by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer, and must be called by the Secretary upon the written request of stockholders who are entitled to cast at least a majority of all the votes entitled to be cast on such matter at such meeting; and

•	from and after the initial closing, any stockholder nomination or business proposal to be properly brought before a meeting of stockholders must have been made in compliance with certain advance notice and informational requirements.

Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter prohibits any stockholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such stockholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

These provisions could delay or hinder stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent. The provisions of our charter requiring that the directors may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast generally in the election of directors will also prevent stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in our bylaws do not give the Board of Directors any power to disapprove stockholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

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Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of charter amendments by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. The Board of Directors, by vote of a majority of the members of the Board of Directors, has the exclusive power to adopt, alter, amend or repeal our bylaws. Our charter provides that any amendment to the following provisions of our charter, among others, will require, in addition to any other vote required by applicable law or our charter, the affirmative vote of stockholders entitled to cast at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the Board of Directors, unless 75% of the continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, our charter and bylaws, and, following a Non-Listed Offering, the NASAA Omnibus Guidelines:

•	the provisions regarding the classification of the Board of Directors;

•	the provisions governing the removal of directors;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the number of directors on the Board of Directors;

•	the provisions specifying the vote required to approve extraordinary actions and amend the charter and the Board of Directors’ exclusive power to amend our bylaws;

•	the limitations of directors’ and officers’ liability for money damages and the requirement that we indemnify its directors and officers as described above; and

•	the provisions imposing additional voting requirements on certain business combinations and other actions.

Following a Non-Listed Offering, without the approval of stockholders entitled to cast a majority of the votes entitled to be cast on the matter, we may not permit the Adviser to:

•	amend the charter, except for amendments that would not adversely affect the interests of stockholders;

•	except as permitted in the Investment Advisory Agreement, voluntarily withdraw as investment adviser, unless such withdrawal would not affect our tax status and would not materially adversely affect the stockholders;

•	appoint a new investment adviser other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law;

•	sell all or substantially all of our assets other than in the ordinary course of our business or as otherwise permitted by law; and

•	cause a merger or any other reorganization of us except as permitted by law.

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Our charter prohibits the Adviser from, following a Non-Listed Offering: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential stockholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing common stock.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election as directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to the notice of the meeting, (b) by or at the direction of the Board of Directors or (c) by a stockholder who is a stockholder of record at the record date set by the Board of Directors for determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board of Directors or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the Board of Directors for determining stockholders entitled to vote at the meeting at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give the Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

No Appraisal Rights

For certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board of Directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

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•	one tenth or more but less than one third;

•	one third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of stockholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a stockholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will adopt a resolution and we will amend our bylaws to be subject to the Control Share Acquisition Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

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After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of Voting Stock of the corporation; and

•	two thirds of the votes entitled to be cast by holders of Voting Stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested stockholder becomes an interested stockholder. The Board of Directors has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the Board of Directors (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Restrictions on Roll-Up Transactions

Following a Non-Listed Offering, in connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. Following a Non-Listed Offering, our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

Following a Non-Listed Offering, in connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the stockholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as stockholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

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Following a Non-Listed Offering, we are prohibited from participating in any proposed roll-up transaction:

•	which would result in stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter including rights with respect to the election and removal of directors, annual and special meetings, amendments to our charter and our dissolution;

•	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•	in which stockholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or

•	in which we would bear any of the costs of the roll-up transaction if the stockholders reject the roll-up transaction.

Forum Selection Clause

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. By accepting shares of our common stock in connection with this offering, you are agreeing to be bound by these provisions.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, investors subject to Section 1061 of the Code, pension plans and trusts and financial institutions. This summary assumes that investors hold our shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury Regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of our shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” generally is a beneficial owner of our shares that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding our shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

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Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any income and gains recognized, but not distributed, from previous years on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

o	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants, we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement even though we will not have received a corresponding cash payment. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

We anticipate that we may make certain investments, such as CLOs and other securitization vehicles, in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If we acquire shares in a PFIC (including equity tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF will be “good income” for purposes of the 90% Income Test to the extent that the QEF distributes such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a QEF would be “good income” for purposes of the 90% Income Test. However, no guarantee can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test to the extent that we do not receive timely distributions of such income from the QEF. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

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The IRS and U.S. Treasury Department have issued proposed regulations that provide that the income inclusions from a QEF would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If these regulations are finalized, we intend to carefully monitor our investments to avoid disqualification as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% of the value of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury Regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as either dividend income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our stockholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each stockholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

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We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable. However, in the future, we may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends whether a stockholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases our shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, in which case the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

We will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our shares (unless the shares are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our shares.

To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses”. To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 stockholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include stockholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required stockholders communications. Stockholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in our shares.

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We may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

Distributions of our investment company taxable income to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of our dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or (ii) such non-U.S. stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

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If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity related to such holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares, beneficial owners could be subject to this 30% withholding tax with respect to dividends paid in respect of our shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we fail to qualify for tax treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to our stockholders, nor would such distributions be required. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

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PLAN OF DISTRIBUTION

General

We are offering up to [    ] shares of our common stock (our “shares”) in this offering at an initial offering price of $10 per share. This offering is being made directly by us, and we have not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. The minimum permitted subscription amount will initially be $[10,000] of our shares, although we may waive or increase or decrease this minimum subscription purchase amount from time to time in our discretion. We will not sell any shares unless we raise gross offering proceeds of at least $[25] million, by one year from the date of this prospectus, which we refer to as the minimum offering requirement. Pending satisfaction of this condition, your subscription payment will be placed into an account in your name at Evolve Bank, an FDIC insured bank (or any successor to Evolve Bank we may contract with), pending release to us. Funds submitted into the YieldStreet Wallet will earn interest at the prevailing interest rate provided for therein, which, as of the date of this prospectus, is [2]%. We will withdraw your subscription payment held in your YieldStreet Wallet upon acceptance of your subscription. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

We are offering our shares on a continuous basis at an initial offering price of $10 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share that is below our then current net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a non-temporary 2.5% decrease below our current offering price, we will reduce our offering price accordingly. We consider any decrease existing at the end of two consecutive fiscal quarters to be non-temporary. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares and, as a result, may receive fractional shares.

In addition, a non-temporary decline in our net asset value per share to an amount more than 2.5% below our current offering price creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our Board of Directors, in consultation with our Adviser, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current offering price and (ii) our Board of Directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our Board of Directors will undertake to establish a new offering price that is not more than 2.5% above our net asset value per share plus organizational and offering expenses. If, instead, our Board of Directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of organizational and offering expenses, which represents a premium to the net asset value per share of greater than 2.5%.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. We may elect to conduct additional offerings subsequent to completion of the offering to which this prospectus relates.

To purchase shares in this offering, you must establish an account through the YieldStreet Investment Portal and complete and execute a subscription agreement (a form of which is attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount. To the extent you do not already have one, you must also have a YieldStreet Wallet. Subscription payments may be made from funds already available in your YieldStreet Wallet at the time the subscription is submitted to us or may be deposited by you into your YieldStreet Wallet at the time of subscription via ACH debit from another account maintained by you. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, the full amount of your subscription payment will remain deposited in your YieldStreet Wallet. See “Prospectus Summary—How to Subscribe.”

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An approved trustee must process and forward to us any subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Pending meeting the minimum offering requirement, your subscription payment will be placed into an account in your name at Evolve Bank, an FDIC insured bank (or any successor to Evolve Bank we may contract with), pending release to us. We will withdraw your subscription payment held in your YieldStreet Wallet upon acceptance of your subscription. You should be aware that you may not withdraw subscription payments from your YieldStreet Wallet once you have submitted your subscription (even before we accept the subscription), unless we reject your subscription. If we do not meet the minimum offering requirement by one year from the date of this prospectus, we will promptly release our hold on your subscription payment held in your YieldStreet Wallet (including interest), and we will stop offering shares. We will not deduct any fees or expenses from such subscription payments if we fail to meet the minimum offering requirement.

Our executive officers and directors and their immediate family members, as well as officers and personnel of our Adviser and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, joint venture partners, consultants and other service providers, may purchase our shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. Except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of our shares that may be sold to such persons.

Transfer on Death Designation

You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the state of Louisiana. If you would like to place a TOD designation on your shares, you must do so through your account on the YieldStreet Investment Portal.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;
•	cover letters transmitting this prospectus;
•	brochures containing a summary description of the offering;
•	fact sheets describing the general nature of YieldStreet Multi-Asset Fund Inc. and our investment objective;
•	asset flyers describing our recent investments;
•	broker updates;
•	online investor presentations;
•	third-party article reprints;
•	website material;
•	electronic media presentations; and
•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by our Adviser or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

87

We are offering shares in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

88

LIQUIDITY STRATEGY

We intend to pursue a liquidity event for our stockholders within three years following completion of this offering. We intend to continue this offering for up to three years and this offering will be complete when we have sold the maximum number of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things:

•	the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation;

•	a listing of our shares on a national securities exchange;

•	a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company; or

•	the establishment of an active trading market for our shares through an affiliated or third-party broker dealer, or otherwise.

We refer to the aforementioned scenarios as “liquidity events.” While our intention is to pursue a liquidity event within three years following the completion of this offering, the completion of a liquidity event is in the sole discretion of our Board of Directors, and depending upon the event, may require stockholder approval, and there can be no assurance that a suitable transaction or structure will be available or that market conditions will permit a liquidity event. As a result, a liquidity event may not occur within our projected timeframe or at all. In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management considerations and the potential for stockholder liquidity.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

89

SHARE REPURCHASE PROGRAM

Our securities are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to a liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning with the first calendar quarter following the one-year anniversary of the date that we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors unless, in the judgment of our Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our first closing in such month for the sale of shares in this offering. We will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Exchange Act and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each stockholder and is not being made through this prospectus.

Our Board of Directors also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We will limit the number of shares to be repurchased in any calendar year to [20]% of the weighted average number of shares outstanding in the prior calendar year, or [5]% in each quarter, though the actual number of shares that we offer to repurchase may be less in light of the limitations noted below. At the discretion of our Board of Directors, we may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of our shares under our distribution reinvestment plan. We will offer to repurchase such shares at a price equal to the net asset value per share of our common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.

Our Board of Directors will require that we repurchase shares or portions thereof from you pursuant to written offers only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written submissions for repurchase of shares from our stockholders.

When our Board of Directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

90

Any repurchase offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the repurchase offer. In the materials that we will send to our stockholders, we will include the date that the repurchase offer will expire. All tenders must be received prior to the expiration of the repurchase offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the repurchase offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the repurchase offer period by a minimum of an additional ten business days.

In order to submit shares to be repurchased, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, stockholders may withdraw their submissions by sending a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the repurchase offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction, including laws that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

While we intend to conduct quarterly repurchase offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

In the event that our Adviser or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may submit shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contribution of our Adviser. Our Adviser will not submit its shares for repurchase as long as our Adviser remains our investment adviser.

91

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by [     ]. The address of the custodian is: [            ]. [      ] will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is [              ], telephone number: [           ].

LEGAL MATTERS

Certain legal matters in connection with the offering will be passed upon for us by Schulte Roth & Zabel LLP and [   ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[   ], is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares offered by this prospectus. The registration statement contains additional information about us and our shares being offered by this prospectus, including a SAI. The SAI, as it may be amended from time to time, is incorporated by reference herein to this prospectus. For your reference, the SAI discusses the following topics:

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
REGULATION
BROKERAGE ALLOCATION AND OTHER PRACTICES
FINANCIAL STATEMENTS

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at 597 Fifth Avenue, 6th Floor, New York, New York, 10017, or by telephone at (844) 943-5378, or by emailing us at investments@yieldstreet.com. You may also access this information through the YieldStreet Investment Portal. This information should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

We will provide prospectuses, prospectus supplements, periodic reports and other information (“documents”) to you electronically, unless you request to receive documents in paper form by mail. You may indicate on your subscription agreement, or by sending us instructions in writing in a form acceptable to us, your desire to receive such documents in paper form. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available through the YieldStreet Investment Portal. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will send you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request, free of charge. Such request will not constitute revocation of your consent to receive required documents electronically.

92

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of YieldStreet Multi-Asset Fund Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from YieldStreet Multi-Asset Fund Inc.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized personnel of our YieldStreet and our Adviser. It is our policy that only authorized personnel of YieldStreet and our Adviser who need to know your personal information will have access to it.

•	Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page
TABLE OF CONTENTS	SAI-2
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-3
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-5
REGULATION	SAI-7
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-13
INDEX TO FINANCIAL STATEMENTS	F-1

93

Up to [     ]

Shares of Common Stock

of

YieldStreet Multi-Asset Fund Inc.

PROSPECTUS

[     ], [    ]

94

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

YieldStreet Multi-Asset Fund Inc.

APPLICATION

IF YOU NEED ASSISTANCE IN COMPLETING THIS APPLICATION,

PLEASE CALL INVESTOR SERVICES AT (844) 943-5378

[FORM SUBSCRIPTION AGREEMENT TO BE INSERTED]

A-1

PART B

STATEMENT OF ADDITIONAL INFORMATION

The information in this preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information

Subject to Completion, dated December 21, 2018

YIELDSTREET MULTI-ASSET FUND INC.

STATEMENT OF ADDITIONAL INFORMATION                    , [    ]

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated                    , [    ], relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (844) 943-5378, or by emailing us at investments@yieldstreet.com.

Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

We are a newly-formed entity and therefore have no operating history to report. We have not operated under any other name or conducted other business activity.

Unless otherwise noted, the terms “we,” “us,” “our,” and “YieldStreet Multi-Asset Fund Inc.” refer to YieldStreet Multi-Asset Fund Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

SAI-1

TABLE OF CONTENTS

Page
TABLE OF CONTENTS	SAI-2
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-3
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	SAI-5
REGULATION	SAI-7
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-13
INDEX TO FINANCIAL STATEMENTS	F-1

SAI-2

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a Management Fee. See “Investment Advisory Agreement” in the prospectus for a description of how the fees payable to our Adviser will be determined.

We have also entered into an Administration Agreement with the Administrator under which the Administrator, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for us to operate. For providing these facilities and services to us, we have agreed to pay our Administrator an amount equal to [1.50]% per annum of the average of our gross assets, excluding cash and cash-equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters, payable quarterly in arrears. Any administrative or operating expenses we may incur directly, exclusive of organizational and offering-related expenses, insurance-related expenses, registration fees, taxes, advisory fees payable under our Investment Advisory Agreement, interest payments, fees and expenses incurred in connection with leverage arrangements and independent director fees, will reduce the amount payable to our Administrator under our Administration Agreement. Under the Administration Agreement, among other services and items provided, the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. The Administrator also serves as our Adviser. See “Administration Agreement” in the prospectus for a description of the Administrator.

Certain of the executive officers, directors and finance professionals of our Adviser are also officers, directors, managers, and/or key professionals of other YieldStreet entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of YieldStreet may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, our Adviser may grant equity interests in the Adviser to certain management personnel performing services for us.

Prior to the occurrence of a liquidity event, all transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of our directors, including a majority of our independent directors.

We entered into a license agreement with our Adviser, pursuant to which our Adviser agreed to grant us a nonexclusive, royalty free license to use the name “YieldStreet Multi-Asset Fund Inc.” Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

Our Adviser is expected to fund offering costs and organization costs in the amount of approximately $[             ] as of [             ], [    ]. There will be no liability on our part for the offering or organization costs funded by our Adviser until we have met the minimum offering requirement. [At such time, our Adviser will be entitled to receive up to 5% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by our Adviser or its affiliates have been recovered.]

Allocation of our Adviser’s Time

We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of the other investment vehicles that comprise the YieldStreet Platform. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

SAI-3

However, YieldStreet believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of the YieldStreet Platform are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of Investments

Concurrent with this offering, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including to the YieldStreet Platform. The YieldStreet Platform is a series of private investment vehicles managed by the Adviser. As a result, we may compete with any such investment entity for the same investors and investment opportunities, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including the other investment vehicles that comprise the YieldStreet Platform, only in accordance with existing regulatory guidance. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to the YieldStreet Platform or another affiliate of our Adviser.

To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

SAI-4

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of the prospectus (unless otherwise indicated), information with respect to the beneficial ownership of our shares by:

•	each person known to us to beneficially own more than 5% of the outstanding shares;

•	each member of our Board of Directors and each executive officer; and

•	all of the members of our Board of Directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 597 Fifth Avenue, 6th Floor, New York, New York 10017.

Name	Number of Shares	Type of Ownership	Percentage of class (1)
5% or Greater Stockholders:

[YieldStreet Management, LLC]	[ ]	[Direct]	[ ]

Interested Directors:
Milind Mehere	—		—
Michael Weisz	—		—

Independent Directors:
[ ]	—		—
[ ]	—		—
[ ]	—		—

Executive Officers:
[Jimmy Pandhi]	—		—
[Ivor Wolk]	—		—

All officers and members of our Board of Directors as a group (persons)	—		—

(1)	Assumes the issuance of approximately [ ] shares of common stock offered hereby. If the minimum offering amount is purchased, the percentage of class owned by [YieldStreet Management, LLC] will be [ ]. If the maximum offering amount is purchased, the percentage of class owned by [YieldStreet Management, LLC] will be [ ].

SAI-5

The following table sets forth, as of the date of the prospectus, the dollar range of our equity securities that are beneficially owned by each member of our Board of Directors, based on the assumed initial public offering price of $10 per share. We are not part of a “family of investment companies,” as that term is defined in the Form N-2.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:

Milind Mehere	[ ]
Michael Weisz	[ ]

Independent Directors:

[ ]	None
[ ]	None
[ ]	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

SAI-6

REGULATION

We are a newly-formed, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	except in each case in accordance with our policies with respect thereto set forth in this SAI and the prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the prospectus. We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

SAI-7

As a registered closed-end management investment company, we will generally be limited in our ability to invest in any investment in which our Adviser or any of its affiliates currently has an investment or to make any co-investments with our Adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We may borrow funds to make investments, although we do not intend to incur leverage until the proceeds of the initial closing of this offering are substantially invested in accordance with our investment objective. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure” in the prospectus.

Fundamental Investment Policies

The policies identified as fundamental in the paragraph below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (3) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (4) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained). Furthermore, as a matter of fundamental policy, we may make loans and purchase or sell real estate and real estate mortgage loans, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

We do not have any fundamental policies with respect to the concentration of our investments in a particular industry or group of industries, and we do not intend to operate as a diversified investment company under the 1940 Act. We may invest up to 100% of our assets in Investments, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions, up to the maximum percentage of our assets permitted by the 1940 Act and subject to our investment objective, to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. We may borrow money or issue senior securities up to the maximum amount and maximum percentage of our assets permitted by the 1940 Act. See “—Senior Securities” below.

SAI-8

As a registered closed-end management investment company, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser, including other investment vehicles that comprise the YieldStreet Platform, in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we are permitted to, and may co-invest in syndicated Investments and secondary loan market Investments where price is the only negotiated point. We intend to seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles that comprise the YieldStreet Platform. However, there can be no assurance that we will obtain such exemptive relief. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates, including other investment vehicles that comprise the YieldStreet Platform, only in accordance with existing regulatory guidance.

Portfolio Turnover

It is our policy not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by us and our stockholders.

Temporary Investments

Pending investment in Investments consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing” in the prospectus.

Code of Ethics

We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. We have attached our code of ethics as an exhibit to the registration statement of which the prospectus is a part. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

SAI-9

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our Investments by making a written request for proxy voting information to: Chief Compliance Officer, YieldStreet Multi-Asset Fund Inc., 597 Fifth Avenue, 6th Floor, New York, New York 10017.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SAI-10

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

SAI-11

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

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INDEX TO FINANCIAL STATEMENTS

The following financial statements of YieldStreet Multi-Asset Fund Inc. are included in this statement of additional information:

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[Financial statements to be inserted]

F-2

PART C

Other Information

Item 25.    Financial Statements and Exhibits

(1)       Financial Statements

    The following financial statements are presented in the statement of additional information:

(2)       Exhibits

(a)	Form of Articles of Amendment and Restatement of the Company*
(b)	Amended and Restated Bylaws of the Company*
(d)	Form of Subscription Agreement (included in the prospectus as Appendix A and incorporated herein by reference) *
(e)	Form of Distribution Reinvestment Plan*
(g)	Form of Investment Advisory Agreement by and between the Company and YieldStreet Management, LLC*
(j)	Custodian Agreement*
(k)(1)	Form of Administration Agreement by and between the Company and the Administrator*
(k)(2)	Form of Trademark License Agreement by and between the Company and YieldStreet Management, LLC*
(l)	Opinion of [ ], as special Maryland counsel for the Company*
(n)(1)	Consent of [ ], as special Maryland counsel for the Company (incorporated by reference to Exhibit (l) hereto)
(n)(2)	Consent of Independent Registered Public Accounting Firm*
(n)(3)	Power of Attorney*
(r)	Form of Code of Ethics*

*To be filed by amendment.

Item 26.    Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

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Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee		$30,300
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Transfer Agent fees	$	*
Miscellaneous fees and expenses	$	*

Total	$	*

* To be provided by amendment.

The amounts set forth above, except for the SEC registration fee, are in each case estimated. All of the expenses set forth above shall be borne by the Company.

Item 28.    Persons Controlled by or Under Common Control

Immediately prior to this offering, our Adviser will own 100% of our outstanding common stock. Following the completion of this offering, the share ownership position in us of our Adviser is expected to represent less than 1% of our outstanding common stock.

See “Management” in the prospectus and “Certain Relationships and Related Party Transactions” in the statement of additional information.

Item 29.    Number of Holders of Securities

The following table sets forth the number of record holders of the Company’s capital shares at [             ], 2018.

Title of Class	Number of Record Holders
Shares of common stock	[ 1 ]

Item 30.    Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services, or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of Maryland law and the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

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Our charter obligates us, subject to the limitations of Maryland law and the requirements of the 1940 Act, to indemnify (1) any present or former director or officer; (2) any individual who, while a director or officer and at the Company’s request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (3) the Adviser or any of its affiliates acting as an agent for the Company, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. These indemnification rights vest immediately upon an individual’s election as a director or officer.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

[The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our Notes or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

The Adviser, a Delaware limited liability company, serves as our administrator. The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Administration Agreement or otherwise as administrator for the Company.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.]

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Item 31.    Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory Agreement.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-107574), and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, YieldStreet Multi-Asset Fund Inc., 597 Fifth Avenue, 6th Floor, New York, New York 10017;

(2)	the Transfer Agent, [Transfer Agent], [ ];

(3)	the Custodian, [Custodian], [ ];

(4)	the Adviser, YieldStreet Management, LLC, 597 Fifth Avenue, 6th Floor, New York, New York 10017; and

(5)	the Administrator, YieldStreet Management, LLC, 597 Fifth Avenue, 6th Floor, New York, New York 10017.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

(1)	We hereby undertake to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)	Not applicable.

(3)	Not applicable.

(4)	We hereby undertake:

(i)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

a.	to include any prospectus required by Section 10(a)(3) of the Securities Act [15 U.S.C. 77j(a)(3)];

b.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

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c.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(ii)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(iii)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(iv)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(v)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

a.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

b.	the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

c.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	Not applicable.

(6)	We hereby undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of December, 2018.

YieldStreet Multi-Asset Fund Inc.
By:	/s/ Milind Mehere
	Name:	Milind Mehere
	Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Milind Mehere Milind Mehere	Chief Executive Officer and Director (Principal Executive Officer)	December 21, 2018

/s/ Jimmy Pandhi Jimmy Pandhi	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 21, 2018

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